UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10303

Buffalo Funds
(Exact name of registrant as specified in charter)

5420 W. 61 Place Shawnee Mission, KS			66205
(Address of principal executive offices)			(Zip code)

Clay E. Brethour 5420 W. 61 Place Shawnee Mission, KS 66205
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(913) 384-1513

Date of fiscal year end:	March 31, 2019

Date of reporting period:	September 30, 2018

Item 1. Reports to Stockholders.

SEMI-ANNUAL
REPORT

September 30, 2018

Buffalo Discovery   (BUFTX)

Buffalo Dividend Focus   (BUFDX)

Buffalo Emerging Opportunities   (BUFOX)

Buffalo Flexible Income   (BUFBX)

Buffalo Growth   (BUFGX)

Buffalo High Yield   (BUFHX)

Buffalo International   (BUFIX)

Buffalo Large Cap   (BUFEX)

Buffalo Mid Cap   (BUFMX)

Buffalo Small Cap   (BUFSX)

MESSAGE TO OUR SHAREHOLDERS

DEAR SHAREHOLDERS

For the past six-months ending September 30, 2018, equity markets continued their winning streak as the strength in the U.S. economy overcame geopolitical and trade concerns. The Russell 3000 Index, a broad U.S. market performance benchmark, produced a total return of 11.29% for the semi-annual reporting period. Growth stocks outperformed value stocks, as the Russell 3000 Growth Index advanced 15.28% compared to a gain of 7.19% for the Russell 3000 Value Index.

The Fed's confidence in the robustness of the U.S. economy stands out from the world on multiple fronts. At its September meeting, the Fed continued towards its goal of "normalizing" interest rates by increasing the short-term Federal Funds rate to a range of 2.0% to 2.25%, a move which had been widely anticipated. This action marked the first time since 2008 that its benchmark rate hit 2.0% and surpassed the Fed's measure of inflation. The accommodating policies keeping interest rates low and the quantitative easing (QE) the Fed has employed over the past decade, have been bullish for the U.S. stock market. Fed guidance is for one more rate hike in 2018 (December), three in 2019, and one in 2020. Assuming all increases will be in 0.25% increments, the Fed Funds Rate would be between 3.25% to 3.5% by 2020, which is lower than where rates were prior to 2000.

The U.S. was not alone in employing "easy money" policies over the past decade. World equity markets have been buoyed by unprecedented monetary policies adopted to kick start economies following the Global Financial Crisis of 2008. These "accommodating monetary" policies were intended to nudge economies to an inflection point where they achieved a self-sustaining upward growth trajectory. While most of the world's economies are seeing growth, albeit lower than expectations from early in the year, extraordinarily 25% of the world's economies still have negative interest rates. Moreover, major central banks, apart from the U.S. Federal Reserve (the "Fed"), are currently putting $500 billion a month into the global financial system — hardly a backdrop that establishes confidence in a self-sustaining position for most of the world's economies.

But with the U.S. farthest along in the normalizing its monetary policies, the rest of the world's central banks will start to feel the pressure to gravitate towards normalizing their own monetary policies, and thus decreasing or eliminating the monthly amount being injected into their financial systems. This will likely increase the volatility seen in the equity markets, as the era of "easy money" is replaced by a more disciplined approach to capital allocation.

Wall Street analysts have a rosy picture of corporate profits over the next 3 to 5 years, forecasting earnings to increase at an annual rate of 16.5%. We view this estimate as too optimistic, and if expensive stocks that are priced at "beyond perfection" valuations prove unable to report better-than-expected earnings, the market will likely see a dramatic increase in volatility. This is a typical characteristic of an aging bull market.

While the market environment for equities remains favorable, we expect an increase in volatility in the markets. At Buffalo Funds, our investment philosophy on focusing on companies with underappreciated growth prospects and that are beneficiaries of our proprietary long-term secular growth trends, should provide a tailwind to the companies' operations regardless of the state of the economy. Additionally, we continue to be disciplined in seeking attractively priced, financially strong, and well-managed companies.

In closing, and as always, we greatly appreciate the trust you have placed in our capabilities and look forward to continuing to serve as your investment advisor in the future.

Sincerely,

Clay E. Bethour

President

The Funds' investment objectives, risks, charges and expenses must be considered carefully before investing. The summary and statutory prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-49-BUFFALO or visiting www.buffalofunds.com. Read it carefully before investing.

Past performance does not guarantee future results. Mutual fund investing involves risk. Principal loss is possible.

Kornitzer Capital Management is the Advisor to the Buffalo Funds which are distributed by Quasar Distributors, LLC.

Nothing contained in this communication constitutes tax, legal or investment advice. Investors must consult their tax advisors or legal counsel for advice and information concerning their particular situation.

The opinions expressed are those of the Portfolio Manager(s) and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

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TABLE OF CONTENTS

Portfolio Management Review	6
Investment Results	16
Expense Example	19
Allocation of Portfolio Holdings	21
Schedules of Investments	23
Buffalo Discovery (BUFTX)	23
Buffalo Dividend Focus (BUFDX)	29
Buffalo Emerging Opportunities (BUFOX)	35
Buffalo Flexible Income (BUFBX)	40
Buffalo Growth (BUFGX)	48
Buffalo High Yield (BUFHX)	53
Buffalo International (BUFIX)	65
Buffalo Large Cap (BUFEX)	74
Buffalo Mid Cap (BUFMX)	79
Buffalo Small Cap (BUFSX)	84
Statements of Assets and Liabilities	90
Statements of Operations	92
Statements of Changes in Net Assets	94
Financial Highlights	98
Notes to Financial Statements	108
Notice to Shareholders	119
Privacy Policy	120

PORTFOLIO MANAGEMENT REVIEW

BUFFALO DISCOVERY FUND

The Buffalo Discovery Fund gained 9.58% for the six months ending September 2018, trailing the benchmark Morningstar U.S. Mid Growth Index return of 13.23%. Negative stock selection within Health Care, Consumer Discretionary and Information Technology sectors weighed on performance during the period. While Health Care was the best performing benchmark sector over the time-period, we experienced stock specific setbacks (Portola Pharmaceuticals, Nevro Corp, and Mylan) which negatively influenced near term results. Our investments related to the housing industry were negatively impacted by increasing interest rates and a slowing housing market, while our holdings with automotive exposure struggled due to trade tensions that weighed negatively on the automotive supply chain. Elsewhere, positive stock selection in Materials and a significant underweight in Energy were positive offsetting factors. The Fund continues to invest in high-quality growth stocks with relatively attractive valuations, which we believe should be a key driver of above-index risk-adjusted returns over the long term.

Align Technology shares increased nearly 56% during the six-month period and was the biggest contributor to the Fund's return. Competitive concerns eased during the period in addition to the company posting results better than anticipated. Align continues to be well position to grow its clear aligner business worldwide as teens continue to prefer the clear aligner treatment over metal braces.

Evolent Health was another strong performer during the period. The company is a provider of technology and services that enables hospitals to adopt and implement value-based payment models. While there haven't been any market-moving policy announcements, early adopters are transitioning away from a fee-for-service to a fee-for-value model. During the company's third quarter, it announced the addition of its ninth partner this year, a positive given Evolent had originally guided for six to nine partners signing for the entire year.

Detracting from performance was Nevro Corp. whose shares experienced price volatility and a steep decline due to heightened patent litigation with a competitor and a disappointing sales forecast caused by ongoing sales force attrition and productivity issues. The patents have since been upheld demonstrating product viability but leaving the ongoing sales execution issue a multi-quarter fix.

Another underperformer during the period was Mohawk Industries, as rising interest rates had a negative impact on housing stocks. Additionally, rising costs from logistics and transportation created a difficult operating environment for the company. While we believe the issues hindering the company's operating results will persist over the next couple of quarters, we continue to be constructive on the stock longer term as being one of the bellwether innovators within the building products segment.

The market environment for equities remains favorable. Interest rates, inflation, and unemployment remain low, while corporate earnings grind higher buoyed by improving consumer confidence and recent U.S. corporate tax reform. Growing cash flows combined with foreign cash repatriation should drive improved business investment and more aggressive capital allocation activity including mergers and acquisitions (M&A), buybacks, and dividend increases.

As the U.S. economy continues to strengthen amid a tighter labor market, it could put upward pressure on further rate increases, as the Fed continues its interest rate normalization process after many years of easy money policies. A more restrictive monetary policy could introduce increased volatility. Additional uncertainty could be driven by other factors including: (i) the upcoming midterm elections in November and possible Democratic gains in the Congress; (ii) the ultimate outcome of the trade disputes and the impact it will have on earnings of U.S.-based companies expanding internationally; (iii) the fact that many stocks are trading at elevated valuations after the multi-year bull market.

Economic conditions may ebb and flow however, our focus for the Discovery Fund is on finding leading innovative companies with underappreciated growth prospects that are potential beneficiaries of our proprietary long-term secular growth trends, ones we believe should provide a tailwind to the companies' operations regardless of the state of the economy. We remain disciplined in seeking attractively- priced, financially-strong, and well-managed companies through our internal investment research efforts. As volatility picks up, a steady hand and active management with an eye toward quality and relatively attractive risk-adjusted returns could hold advantage over passive money strategies. We stand poised to capitalize where we see near term stock price volatility present an opportunity to improve risk-adjusted expected returns within the portfolio.

BUFFALO DIVIDEND FOCUS FUND

The Buffalo Dividend Focus Fund (BUFDX) posted a return of 11.10%, which was in-line with the Morningstar U.S. Large-Mid Cap Index return of 11.22%, and above the Lipper Equity Income Funds Index return of 7.50%. Sector weightings and security selection aided the fund's performance. The portfolio's mid-single percentage exposure to the energy sector (a relative benchmark underweight) contributed the most positively to returns as that was a weak performing area during the period. Other sectors with some of the highest weightings, Health Care, Information Technology, and Communication Services contributed meaningful positive returns. The fund's least weighted sector, Materials, was the only sector to produce negative returns.

Specific securities that contributed most positively to performance include Microsoft (MSFT), Apple (AAPL) and AMC Entertainment Holdings (AMC). Microsoft advanced on a favorable earnings releases led by its cloud services segment. Apple shares increased on a solid earnings results and anticipation of new product releases. AMC improved on strong earnings report, robust summer box office, and healthy enrollment in its movie subscription service program (Stubs A-List).

Specific securities that detracted from performance include BlackRock (BLK), Cedar Fair (FUN), and Intel (INTC). BlackRock fell on investor concerns regarding competitive pressure on fund fees and asset management outflows. Cedar Fair traded off on a weakened earnings outlook due to soft attendance levels.

We expect the market o experience continued volatility in the coming quarters as the Federal Reserve continues to normalize interest rates. Other concerns include inflation growth acceleration, potential strengthening of the U.S. dollar, geopolitical issues, increase protectionism efforts from the Administration, evolving geopolitical risks, and the mid-term election. Valuation metrics are also above historical market averages, leading us to believe the stock market may have a difficult time achieving further multiple expansion. On the other hand, prospective tailwinds for the economy include further job growth, wage increases, lower tax rates, robust business and consumer confidence, all of which could lead to higher Gross Domestic Product (GDP) growth.

Despite the expectation of continued volatility, we continue to focus on wide moat, large capitalization companies trading at reasonable valuations, in our view. As always, the fund will continue to focus on competitively advantaged companies that can be purchased at a fair value, in our opinion. As the stock market has continued to climb it is getting harder to find companies that fit our investment criteria, but we continue to follow our process of finding new investment ideas and to be ready when market declines provide better opportunities.

BUFFALO EMERGING
OPPORTUNITIES FUND

The Buffalo Emerging Opportunities Fund posted a return of 15.53% for the six-month period ending September 30, 2018. This compares to the Morningstar Small Growth Index return of 16.10%. We would note that during the six-month period, the fund changed its primary benchmark to the Morningstar Small Cap Growth Index from the Russell 2000 Growth Index which gained 13.16% during this period.

In the growth universe during this period, returns were skewed modestly higher at the higher end of the market capitalization spectrum. The Russell 1000 Growth Index posted a 15.45% return for the six-month period compared to the Russell MicroCap Growth Index with a 13.19% return in the same period.

The fund had four holdings announce they were being acquired in the six-month period. Invuity, a medical device company with solutions that help illuminate body cavities for surgery, was acquired by Stryker. Nexeo Solutions, a specialty chemicals and plastics distributor, is being acquired by Univar. In both cases, these companies are being purchased by strategic acquirers. CommerceHub, a supplier of software for e-commerce fulfillment, and Financial Engines, a financial services company providing fee-based advice and asset management, were purchased by financial acquirers (private equity). We have noted previously the potential for a pick-up in mergers and acquisitions activity given the later stages of the bull market and larger companies with access to low cost capital to desire to boost revenue and earnings growth through acquisitions.

OrthoPediatrics was the largest contributor to the fund's six-month returns. The company generated strong revenue growth and better than expected margins in the first half of 2018 while also introducing several new products that position them well for continued strong growth in future years. OrhoPediatrics is a leading provider orthopedic implants and instruments to meet the specialized needs of pediatric surgeons and their patients.

The fund also benefitted from the performance of Kornit Digital, a provider of digital printing solutions to the textile industry. Kornit experienced better than expected sales results driven by strong orders from key customers including Amazon, who is in the process of building multiple global textile printing operations.

The largest detractor in the six-month period was Nevro, a medical device company that provides products that improve the quality of life for patients suffering from chronic pain. Nevro experienced worse than expected sales results driven by sales execution and increased competition.

The fund added twelve new positions during the six months and sold out of five, ending with 69 holdings.

Looking ahead, the domestic macroeconomic picture continues to remain positive for small cap stocks given near record levels for consumer sentiment and small business confidence. Additionally, the trade war dynamics should have less of an impact on our holdings given a higher portion of their business-related activities are domestically focused versus larger cap stocks. Sentiment and asset flows can have a forceful and immediate impact as seen in the first part of the fourth calendar quarter with small cap growth stocks pulling back more than 10% from recent highs. As always, we will be playing close attention to the valuations of our holdings and we will utilize market volatility to trim or add to our holdings as risk/reward profiles improve or degrade.

BUFFALO FLEXIBLE INCOME FUND

The Buffalo Flexible Income Fund produced a return of 9.15% for the six months ended September 30, 2018, and outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Index return of 3.60%, and outperformed the primary benchmark, a blended index comprised of 60% of the Morningstar U.S. Large Cap Index and 40% of the ICE Bank of America Merrill Lynch U.S. High Yield Master II Index, which produced a return of 8.65% for the period. For the six months ended September 30, 2018, the equity portion of the portfolio returned 10.62%. The fund's equity component is primarily focused on large cap dividend payers which we believe possess significant competitive advantages. The top contributors to the fund for the six months ending September 30, 2018 were HollyFrontier, ConocoPhillips and Microsoft while the top detractors in the quarter were Pitney Bowes, Intel and GE.

Primary sectors that underperformed were information technology, consumer discretionary and Industrials. Specific securities that detracted from performance included Intel and IBM. Intel was negatively impacted due to a potential slowdown in the growth rate of its data center business as well as management changes, specifically the departure of the CEO. IBM generated a modest return during the time horizon but it was below the sector average. IBM continues to transform its business away from its slower growing core business to faster growing areas such as cloud services, data analytics and security technologies and as a result there are a lot of moving parts complicating investor perceptions of the company.

Consumer discretionary was another weaker area for the portfolio during the period. Specific securities that detracted from performance included Lions Gate Entertainment, Ford Motor Company and Amazon. Lions Gate Entertainment was the biggest detractor from segment performance and reflects several factors including the company lowering its medium-term growth outlook due to increased investments and subscriber losses at its Starz network, and challenging film revenues due to fewer film releases and tough comparisons in its television production unit. Meanwhile the fund did not own Amazon, as it is a non-dividend payer, and this was one of the top contributors to the index.

The fixed income portion of the Buffalo Flexible Income Fund generated a return of 2.82% for the quarter and underperformed the ICE Bank of America Merrill Lynch U.S. High Yield Master II Index which generated a return of 3.46%. The top contributors to the Funds fixed income performance included Consolidated Communications, Wildhorse Resource Corporation and Forum Energy Technologies while the three top detractors were Medicines Company, Brunswick and Lions Gate Entertainment.

As we begin the 4th quarter, significant uncertainty about the direction of the stock market exists, driven by factors including:

•  the upcoming midterm elections in November and possible Democratic gains in the Congress,

•  the ultimate outcome of the trade dispute with China and the impact it will have on earnings of large U.S.-based companies,

• the potential for continued interest rate hikes, and

• the fact that many stocks are trading at elevated valuations after the multi-year bull market.

This uncertainty is offset, in part, by continued strength in the U.S. economy and job markets. Amidst this uncertainty, we continue to be diligent in our process of seeking income-producing securities trading at reasonable valuations by our analysis. Given that we believe the U.S. is in the later stages of the current economic cycle, we continue to find ourselves confronted with relatively low spread and yield levels with the non-investment grade fixed income asset class that we prefer over the long haul.

This backdrop has resulted in a bond allocation that is close to the low end of our expected range in terms of the fund's overall asset mix of stocks, bonds, and cash. Within the fixed income portion of the portfolio we continue to focus on high-quality, non-investment grade issuers with defensive business models and manageable credit metrics. As always, we appreciate your support and confidence in our investment process over the long term.

BUFFALO GROWTH FUND

The Buffalo Growth Fund gained 15.09% during the semi-annual period ending Sept 30th, trailing the benchmark Morningstar U.S. Growth Index return of 15.89%. Negative stock selection within Industrials and Consumer Discretionary weighed on performance during the period as rising input costs, higher interest rates and trade fears more generally hampered results. Elsewhere, positive stock selection in Information Technology and Health Care and a significant underweight in Energy, one of the worst performing sectors during the period, were positive offsetting factors. The fund continues to invest in high-quality growth stocks with relatively attractive valuations by our internal analysis, which we believe could be a key driver of above-index risk-adjusted returns over the long term.

Key contributors to performance for the period included Amazon and Microsoft. Amazon's shares increased over 38% during the period making the stock the biggest contributor to the Fund's return. The company continued to grow revenue more than expectations with strength across its various businesses including ecommerce and Web Services, and has a long runway to continue to gain share at the expense of many traditional businesses. Microsoft was another strong performer during the period. The company reported strong results in Intelligent Cloud and Personal Computing, and appears poised for strong performance in these business lines in coming quarters.

Detractors for the period included Evoqua Water Technologies and Nevro Corp. Evoqua Water Technologies, a water infrastructure and services company, experienced disappointing first half 2018 performance after reporting unexpected margin headwinds. While a main component of the investment thesis is a meaningful lift in profitability over the long run, the company's shares sold off after missing analysts' margin forecasts due to unfavorable mix and project timing issues in recent quarters. Meanwhile Nevro Corp. shares experienced price volatility and a steep decline due to heightened patent litigation challenges and a disappointing sales forecast caused by ongoing sales force attrition and productivity issues. The patents have since been upheld demonstrating product viability but leaving the ongoing sales execution issue a multi-quarter fix much to the chagrin of short term oriented Wall Street analysts.

The market environment for equities remains favorable. Interest rates, inflation, and unemployment remain low, while corporate earnings grind higher buoyed by improving consumer confidence and recent U.S. corporate tax reform. Growing cash flows combined with foreign cash repatriation should drive improved business investment and more aggressive capital allocation activity including mergers and acquisitions (M&A), buybacks, and dividend increases.

As the U.S. economy continues to strengthen amid a tighter labor market, it could put upward pressure on further rate increases, as the Fed continues its interest rate normalization process after many years of easy money policies. A more restrictive monetary policy could introduce increased volatility. Additional uncertainty could be driven by other factors including: (i) the upcoming midterm elections in November and possible Democratic gains in the Congress; (ii) the ultimate outcome of the trade disputes and the impact it will have on earnings of U.S.-based companies expanding internationally; (iii) the fact that many stocks are trading at elevated valuations after the multi-year bull market.

Economic conditions may ebb and flow. However, our focus for the Growth Fund is to invest in secular trend stars — attractively-priced, financially-strong, well-managed companies across all market cap segments — which we believe are favorably positioned to harvest the lion's share of big secular growth trends. As volatility picks up, a steady hand and active management with an eye toward quality and relatively-attractive risk-adjusted returns could hold advantage over passive money strategies. We stand poised to capitalize where we see near term stock price volatility that presents an opportunity to improve risk-adjusted expected returns within the portfolio.

BUFFALO HIGH YIELD FUND

The Buffalo High Yield Fund gained 2.32% for the first six months ended September 30, 2018 but underperformed the Bank of America Merrill Lynch High Yield Master II Index, which rose 3.46% during the period.

After producing positive returns in the June quarter of 2018, the U.S. high yield sector continued course generating positive performance in the September quarter with positive returns in all three months although each month's returns were less than the prior month. The market's performance was driven by: (i) continued, albeit modest, economic growth of US Gross Domestic Product; (ii) a healthy labor market with additional jobs added and the unemployment rate remaining near cycle lows; (iii) the Federal Reserve maintaining a gradual pace of increasing interest rates and timing of plans to reduce their balance sheet; (iv) and a quiet new issue market which provided support for secondary pricing. Headwinds in the quarter were (i) rising treasury rates; (ii) continued concerns regarding disruptions in international trade due to the Administration's escalating trade wars with the North American Free Trade Agreement countries and with China; (iii) increasing oil prices and; (iv) evolving geopolitical landscape and risks.

Despite uncertain market conditions, equity markets and high yield markets performed well during the semi-annual period despite the level of short-term interest rates moving higher (3 Month LIBOR up 11bps to 2.42%) as investors continued to gravitate towards higher risk assets. The 10-year Treasury bond returned negative -1.39% during the six months while the JP Morgan US High Yield index generated positive 3.26% and the S&P 500 Index stock index returned 11.41%.

According to data from JP Morgan, high yield funds experienced outflows during the period of about $5.5 billion compared to outflows of $29.6 billion in the previous six months ending March 31, 2018. The high yield new issuance calendar during the six months ended September 30, 2018 was relatively light at $96 billion, compared to the $146 billion in the previous six months ending March 31, 2018 and well below the $157 billion in the first half of our fiscal year ending 2018. This lack of new supply helped support high yield prices despite continued outflows.

During the first half, the yield on the 10-year Treasury bond increased by 32 bps from 2.74% to 3.06%. The increase in Treasury yields hampered the returns of investment grade and BBB crossover issues that are more sensitive to the movement in interest rates while strength in energy pricing positively impacted energy issues and lower credit quality CCC credits. According to data from JP Morgan, the CCC-rated segment returned 5.21%, outpacing the B-rated and BB-rated segments which returned 3.69% and 2.50% respectively for the six-month period. The fund's straight bond segment continues to be biased toward higher-quality, non-investment grade securities of relatively short duration which contributed to the fund's underperformance during the six months. The fund's underweight to the riskier portion of the telecom and healthcare sectors was also detrimental to relative results as the two industries were the strongest performers in the period with telecom and healthcare up 6.0% and 5.1% respectively.

According to data from JP Morgan, the U.S. high yield market's spread to worst at the end of the September 30th period was 365 bps, 45 bps lower than March 31, 2018 and 249 bps below its 20-year historical average of 614 bps. The yield to worst for the high yield market at period-end was 6.53%, below the 20-year average of 9.02%, and below the yield of 6.56% at the end of March 2018.

The fund's cash balance decreased during the period as new security purchases exceeded the holdings in the fund that were called away or sold outright. The fund's composition by asset class at quarter-end was as follows:

	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018
Straight Corporates	60.5%	62.6%	63.7%	64.9%	67.2%
Convertibles	13.3%	12.8%	11.5%	8.9%	8.3%
Bank Loan	18.6%	17.8%	18.1%	21.0%	19.7%
Preferred Stocks	1.5%	0.5%	0.5%	0.0%	0.0%
Convertible Preferred	1.2%	0.5%	0.5%	0.5%	0.5%
Common Stocks	0.7%	0.7%	1.5%	1.3%	1.1%
Cash	4.3%	5.2%	4.3%	3.5%	3.1%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

The approximate rate and contribution of return from the various asset classes in the fund during the quarter is as follows:

	Approximate Underweighted Returns	Approximate Contributions to Returns
Straight Corporates	3.1%	2.03%
Convertibles	3.3%	0.33%
Bank Loan	1.8%	0.35%
Preferred Stocks	-8.0%	-0.04%
Convertible Preferred	0.0%	0.00%
Common Stocks	9.6%	0.12%
Cash	not measured	0.00%
Total	2.3%	2.30%

Specific securities that contributed most positively to performance included Live Nation 2.50% convertible bonds, Consolidated Communications 6.5% corporate bonds, and Greenbrier common stock. Live Nation advanced throughout the period on better than expected earnings and growing speculation that the company is becoming an acquisition target. In the beginning of 2018, Consolidated Communications bonds were a victim and then benefactor of swings in the telecom sector. The group performed poorly in the first quarter before rebounding and being the best performing sector during the six months ending September 2018. Greenbrier increased on strong earnings and expectations for railcar orders to improve.

Specific securities that detracted most from performance include Akorn bank debt, Compass Diversified preferred stock, and MDC Partners 6.5% corporate bonds. The Akorn bank loan was down after Fresenius announced in late April that it was canceling its bid for Akorn. Compass Diversified was hurt by disappointing earnings and the Fund locked in a loss when the position was liquidated during the fiscal first quarter. MDC Partners reported disappointing earnings during the period and lowered guidance for the remainder of 2018. The Fund liquidated the position in fiscal second quarter.

The market for high yield securities remains well bid as yields and spreads bounce around cycle lows. A growing economy with modest inflation has created a favorable environment for risky assets. The slowdown in new issuance activity has reduced the supply of bonds available for purchase, while slowing default rates have reduced investor's risk premium requirements. However, several risk factors could negatively influence the favorable environment. Our concerns include: the Federal Reserve taking a more aggressive tightening policy stance; fiscal stimulus policy not coming to fruition;

energy price declines; geopolitical issues escalate such as with North Korea; and increasing protectionism.

Within this environment of low spreads and yields, we are managing the fund cautiously yet actively. We ended the six-month period with 131 compared to the March 31, 2018 level of 146 holdings (excluding cash).

We are managing the fund with an emphasis on higher-quality, non-investment grade issuers with defensive business models and manageable credit metrics. We will continue to deploy the fund's cash in opportunities that we believe offer the most appealing risk/reward tradeoff with a bias toward shorter durations and less levered credits. We believe bank loans offer a compelling opportunity as they offer senior positioning in the capital structure and floating interest rates, and we remain constructive regarding convertible bonds and preferred issues.

BUFFALO INTERNATIONAL FUND

International markets continued to remain volatile during the semi-annual period, driven by a slowdown in economic growth outside the U.S. and elevated global trade tensions. Concerns of increasing populism and trade protectionism, along with the Federal Reserve continuing to push up U.S. interest rate targets, kept markets in a somewhat directionally undecided mood. Given the time lag in economic growth, central banks around the world still favor a more stimulative monetary policy framework compared to that of the U.S., but with the U.S. dollar as the primary reserve currency, global asset prices are affected by U.S. rate decisions. While European stocks saw generally positive corporate earnings and signs of higher inflation in the 19-member Eurozone, investor enthusiasm was tempered by concerns of slowing economic growth driven by their export-oriented economics where trade skirmishes are garnering much scrutiny. In Asia, China is still experiencing decelerating growth, which hasn't been helped by the ratcheting of trade tensions, leaving their stock markets near two-year lows. Japan, on the other hand, posted modest economic surprises in both growth and inflationary measures, and stock indices there posted gains toward the end of the quarter, as investors saw some bright spots in an otherwise troubled region.

For the six-month period ending September 30, 2018, the Buffalo International Fund produced a positive return of 3.84%, outperforming the Morningstar Global Markets ex-U.S. Index's negative return of 1.75%. The fund's outperformance versus the benchmark was driven entirely by stock selection, but our sector allocations had a negative impact on relative return versus the benchmark.

Top contributors in the period included Wirecard, Taiwan Semiconductor Manufacturing, and Carl Zeiss Meditec. Wirecard benefited from continued strong earnings growth as well as perception that it would be included in a major German stock index in the coming months. Taiwan Semiconductor, is a third-party manufacturer of advanced node semiconductors. It continued to benefit from strong growth in artificial intelligence data processing, data center build-out, and even cryptocurrency mining. Carl Zeiss Meditec, a leading provider of ophthalmic equipment and solutions, benefited from demographic trends and the roll-out of their intraocular lenses.

Detractors in the period included Fresenius SE, Bayer AG, and Broadcom. Fresenius, a global dialysis and hospital management company, became embroiled in a legal battle with a former acquisition target. Investors became concerned that the company would be forced by the courts to complete the previously terminated acquisition. Broadcom, a specialty semiconductor company, was hurt as it announced a significant acquisition in software, outside of their core competency. We agreed with the market's assessment and viewed with skepticism the fundamental underpinnings of the acquisition target and subsequently removed the stock from the portfolio.

While global growth has slowed recently, we expect the pick-up in growth that the U.S. has experienced in recent quarters will filter toward foreign economies. Equity markets have been increasingly concerned over rising protectionism and fears of escalating trade wars; however, we remain somewhat sanguine over the range of potential outcomes. Our process naturally leads us away from commodity-oriented, heavily-cyclical industries, which are typically the easy target of trade rhetoric, and toward secularly-growing companies with strong intellectual property and high barriers to entry. While not immune from a potential economic slowdown caused by an all-out trade war, we believe our approach to investing positions us to identify companies than can grow throughout the economic cycle. Our view is that stocks outside the U.S. have become even less expensive relative to their domestic counterparts, and the heightened level of U.S. trade tension may increase the potential for internationally-based companies to increase market share. We hope to use any significant market dislocation caused by these trade concerns to add to positions in companies whose long-term prospects remain unchanged, in our view.

Economic condition may ebb and flow, but our focus remains steadfast on investing in attractively priced, financially strong, well-managed companies with innovative strategies fueled by secular growth trends. We believe this discipline should lead to superior risk-adjusted returns over the long term.

BUFFALO LARGE CAP FUND

The Buffalo Large Cap Fund returned 13.62% in the six-month period ending September 30, 2018 underperforming the Morningstar Large Growth Index which returned 14.67% during the same period. Underperformance relative to the index was driven by holdings in Health Care, Industrials, and Materials. Weakness in these sectors was offset, in part, by above index returns in Technology, Consumer Discretionary, Consumer Staples, Financials, Real Estate, and Energy.

Key contributors for the period included Amazon, Microsoft, and Apple. Amazon shares increased 38% during the six-month period, and the stock was the biggest contributor to the Fund's return. The company continued to grow revenue more than expectations with strength across its various businesses including ecommerce and Web Services, and has a long runway to continue to gain share at the expense of many traditional businesses. Microsoft was another strong performer. The company continued to report strong results in Intelligent Cloud and Personal Computing, and appears poised for strong performance in these business lines in coming quarters. Apple was the third largest contributor to performance. The company continues to generate strong growth amidst strong demand for its products including the next generation iPhone.

Meanwhile the largest detractor from performance during the six-month period was Alnylam Pharmaceuticals which declined 34%. Alnylam is a leader in RNAi therapeutics, and its share weakness has been driven by factors including outlook for drug approval of key products, intensifying competition from other drug companies with similar therapies, and elevated cash burn potentially driving need for a dilutive capital raise in coming quarters. Portola Pharmaceuticals was another laggard in the six-month period as the company's shares sold off after lowering investor expectations for sales of its drug Bevyxxa for the treatment of thrombosis. The near-term outlook for another of the company's drugs Andexxa (for treatment of uncontrolled bleeding) remains stronger.

The fund ended the six-month period with 48 holdings (excluding cash) representing 47 companies, up from 46 holdings representing 45 companies at the start of the period. The cash position ended the period at about 4% of fund assets, unchanged from the start. During the period we exited four holdings and initiated six new positions in the Fund.

The Fund continues to focus on investing in high-quality growth stocks with relatively attractive valuations, which we believe should be a key driver of above-index risk-adjusted returns over the long term. As the December 2018 quarter begins, significant uncertainty about the direction of the stock market exists driven by factors including: (i) the upcoming midterm elections in November and possible Democratic gains in the Congress; (ii) the ultimate outcome of the trade dispute with China and the impact it will have on earnings of large U.S.-based companies; (iii) the potential for continued interest rate hikes; and (iv) the fact that many stocks are trading at elevated valuations after the multi-year bull market. This uncertainty is offset, in part, by continued strength in the U.S. economy and job markets. Amidst this uncertainty, we continue to be diligent in our process of finding large-cap growth companies that benefit from long-term trends while still trading at reasonable valuations. We are seeking to reduce holdings in names that have appreciated above our target price, and redeploy capital into those names with better risk-reward tradeoffs. As always, we appreciate your support and confidence in our process.

BUFFALO MID CAP FUND

The Buffalo Mid Cap Fund returned 8.22% for the six months ending September 30, underperforming the Morningstar Mid Growth Index return of 13.23%. The fund's relative underperformance was largely driven by stock selection in the information technology sector, where not owning Advanced Micro Devices and Square caused fund performance to trail the benchmark. Both stocks are large benchmark weights and advanced 207% and 101% in the period, respectively. A large relative underweight position in the retail industry was also a drag on performance.

Exact Sciences, a top performer in the fiscal first half, is transforming colorectal cancer screening. Colorectal cancer is a very treatable form of cancer in early stages, but a leading cause of cancer death because of low compliance of traditional screening through colonoscopy. Shares have rallied as the company continues to grow completed tests at a high rate and prospects improved with a co-marketing deal with Pfizer. The Pfizer deal provides additional sales capacity with Pfizer agreeing to a minimum of 625k sales calls annually by its field representatives starting in October 2018 thru 2021, which should accelerate growth of its tests in coming years.

Ligand Pharmaceuticals shares were higher on strong results. Outperformance of its royalty income was driven by growing sales of two drugs at Novartis and Amgen. In addition, the company recognized a large milestone payment related to its OmniAb platform for antibody discovery during the quarter.

Bio-Techne rallied during the period on strong organic sales growth, which drove earnings to exceed consensus expectations. The company is benefitting from new diagnostics and therapeutics being developed from information derived from the Human Genome Project. Further, the company provided guidance for its upcoming fiscal year that calls for sustained organic growth.

Summit Materials, a vertically integrated construction materials company, reported weak results, missing estimates and reducing guidance for the year. The stock continued to decline throughout the quarter, driven by wet weather in key markets, hurricanes, and reports of competitive cement pricing.

Nevro was a leading detractor in the fiscal first half. Shares suffered from poor sales results as the company faced new competitive products in its core spinal cord stimulation market. In addition, hiring of sales representatives fell below plan, impacting its outlook and resulted in its Vice President of Worldwide Sales exiting the company.

According to Federal Reserve Bank of Chicago President Charles Evans, "the US economy is firing from all cylinders." Going forward, the market could experience some volatility as investors focus alternately on economic strength and the removal of monetary stimulus. While the economy remains supportive of corporate earnings growth, valuation multiples may not continue expanding in a rising interest rate environment. As always, we remain focused on investing in competitively advantaged companies with strong long-term growth opportunities when they are trading at attractive valuations.

BUFFALO SMALL CAP FUND

Small capitalization stocks continued to be viewed as beneficiaries of increased trade war concerns over the past six months, boosting the Fund's benchmark, the Morningstar Small Growth Index, up 16.10%. The Buffalo

Small Cap Fund performed relatively well over the semi-annual period ending September 30, 2018, gaining 22.13% and outperforming the benchmark. As you may notice, the Fund changed its benchmark to the Morningstar Small Growth Index from the Russell 2000 Growth Index which gained 13.16% over the six-month period. Small cap growth stocks outperformed value stocks during this period as the technology, healthcare and consumer discretionary sectors all outperformed.

On a relative basis, the Fund outperformed in technology and healthcare but underperformed in consumer, industrials and materials. Twilio was the best performing stock during the period. The company beat first quarter and second quarter revenue estimates by over 10% as its market leading customer engagement platform continues to see increasing usage from its customer base. The company now enters a period of easier comparisons as last year's growth decelerated due to a reduction in spend by a large customer. The company should benefit going forward from two new product cycles: the general availability of a new contact center product called Flex and an Internet of Things product called Twilio Wireless. The Trade Desk was another meaningful contributor, gaining over 200% during the period. As a provider of a third-party technology platform for ad buyers, The Trade Desk has seen increasing use of its platform as programmatic ad buying continues to become a more mainstream way to purchase media. As the operator of a leading platform outside of the "Walled Gardens" of Facebook and Google, The Trade Desk continues to separate itself from a host of ad tech competitors that have failed to gain meaningful scale. The company continues to post high revenue growth rates of greater than 50% with outstanding operating and cash flow margins. The Fund also benefitted from gains in HMS Holdings, a healthcare company that focuses on the long-term trend of reducing the costs of healthcare. After struggling a bit in 2017, HMS has seen accelerating growth this year as its customers have become more aggressive in finding errors in billings, and as HMS has done a better job selling care management and customer engagement solutions obtained from acquisitions over the past two years. The company has also been a big beneficiary of key trends in technology such as Artificial Intelligence, Machine Learning and Robotic Process Automation which should improve their operating leverage going forward.

Nevro was the largest detractor from performance as the company's stock languished during the semi-annual period. The company suffered from poor sales hiring trends impacting future growth, and from intellectual property concerns with a key competitor. While the stock may continue to be depressed until better execution emerges, we believe the market is not adequately valuing the solid competitive position the company has in the spinal cord stimulation market.

While the outlook for smaller capitalization companies remains constructive, the asset class has clearly been a recipient of additional fund flows as some investors have allocated assets into small cap believing that these stocks are more immune to trade issues than larger cap names. These funds may be short term in nature which could lead to enhanced volatility over the coming few quarters if investors reallocate away from small caps. These inflows have pushed some parts of the small cap growth market, such as high growth software, to relatively expensive levels. We have sold many stocks in this area including Zendesk, Hubspot, MongoDB, and Okta over the past couple of quarters believing that the high multiples did not leave much room for error and have attempted to replace these positions with stocks that have more reasonable valuations. In more recent days following the September 30, 2018 semi-annual period, the small cap growth market has seen some pressure as it appears some of this capital has retreated from small caps. We continue to be diligent in our process of finding companies that benefit from long-term trends while still trading at reasonable valuations and appreciate your confidence in our process.

Sincerely,

John C. Kornitzer

President, KCM

Investing in both actively and passively managed mutual funds involves risk and principal loss is possible.

Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor's. The firm evaluates a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Advisor will classify the security as nonrated.

Earnings growth is not representative of a fund's future performance.

Market Capitalization is the value of a company that is traded on the stock market, calculated by multiplying the total number of shares by the present share price.

The London Interbank Offered Rate (LIBOR) is a benchmark rate that represents the interest rate at which banks offer to lend funds to one another in the international interbank market for short-term loans. LIBOR is an average value of the interest-rate which is calculated from estimates submitted by the leading global banks on a daily basis. It serves as the first step to calculating interest rates on various loans throughout the world. A 3-Month LIBOR Rate means the LIBOR with respect to a three-month period for deposits of United States Dollars as reported by Bloomberg at approximately 10:00 a.m.

BPS or bps = basis point and a basis point is one hundredth of a percentage point (0.01%)

Cash flow is the net amount of cash moving into and out of a business.

Yield is the income return on an investment.

Yield to worst is the lowest potential yield that can be received on a bond without the issuer defaulting.

Spread to worst is the difference between the yield-to-worst of a bond and yield-to-worst of a U.S. Treasury security with a similar duration.

A Spread is the difference between the bid and the ask price of a security.

Non-investment grade is a bond rating that signifies a low credit quality with a high risk of defaulting.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

INVESTMENT RESULTS

Total Returns as of September 30, 2018 (UNAUDITED)

			Average Annual
	Gross Expense Ratio***	Six Months	One Year	Five Years	Ten Years	Since Inception
Buffalo Discovery Fund (inception date 4/16/01)	1.02%	9.58%	15.87%	13.08%	15.11%	9.60%
Morningstar US Mid Growth Index	N/A	13.23%	24.76%	12.85%	12.83%	8.25%
Russell Mid Cap Growth Index	N/A	10.97%	21.10%	13.00%	13.46%	9.16%
Lipper Multi-Cap Growth Funds Index	N/A	12.14%	22.56%	14.04%	12.99%	7.28%
Buffalo Dividend Focus Fund (inception date 12/03/12)	0.95%	11.10%	15.88%	13.66%	N/A	14.14%
Morningstar US Large-Mid Cap Index	N/A	11.22%	17.86%	13.68%	N/A	15.56%
S&P 500 Index	N/A	11.41%	17.91%	13.95%	N/A	15.66%
Lipper Equity Income Funds Index	N/A	7.50%	10.44%	10.28%	N/A	12.21%
Buffalo Emerging Opportunities Fund (inception date 5/21/04)	1.50%	15.53%	20.13%	9.18%	14.67%	9.34%
Morningstar US Small Growth Index	N/A	16.10%	26.30%	12.34%	13.15%	10.36%
Russell 2000 Growth Index	N/A	13.16%	21.06%	12.14%	12.65%	10.33%
Lipper Small-Cap Growth Funds Index	N/A	15.97%	28.23%	12.12%	12.64%	9.71%
Buffalo Flexible Income Fund (inception date 8/12/94)	1.01%	9.15%	11.17%	6.96%	8.12%	7.43%
60% Morningstar US Large Cap Index/40% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index	N/A	8.65%	12.41%	10.74%	10.89%	8.77%
Bank of America Merrill Combined Index (60% S&P 500® Index/40% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index) (reflects no deduction for fees, expenses or taxes)	N/A	8.23%	11.92%	10.59%	10.93%	8.92%
Lipper Mixed-Asset Target Allocation Moderate Funds Index	N/A	3.60%	5.73%	6.51%	7.07%	6.97%
Buffalo Growth Fund (inception date 5/19/95)	0.91%	15.09%	25.10%	13.07%	12.45%	10.47%
Morningstar US Growth Index*	N/A	15.89%	28.95%	16.18%	14.04%	N/A
Russell 1000 Growth Index	N/A	15.45%	26.30%	16.58%	14.31%	9.65%
Lipper Large Cap Growth Funds Index	N/A	13.96%	24.95%	14.96%	12.88%	8.58%
Buffalo High Yield Fund (inception date 5/19/95)	1.03%	2.32%	2.36%	4.06%	7.39%	7.03%
ICE Bank of America Merrill Lynch U.S. High Yield Master II Index	N/A	3.46%	2.94%	5.54%	9.38%	7.23%
Lipper High Yield Bond Funds Index	N/A	2.95%	2.70%	4.82%	7.86%	5.95%
Buffalo International Fund (inception date 9/28/07)	1.05%	3.84%	7.72%	8.06%	8.36%	4.72%
Morningstar Global Markets ex-US Index	N/A	-1.75%	2.20%	4.87%	6.03%	2.04%
Russell Global (ex USA) Index Net	N/A	-2.23%	1.88%	4.54%	5.79%	1.72%
Lipper International Funds Index	N/A	-1.32%	1.65%	4.80%	5.78%	1.98%
Buffalo Large Cap Fund (inception date 5/19/95)	0.94%	13.62%	21.26%	15.07%	13.37%	9.93%
Morningstar US Large Growth Index**	N/A	14.67%	29.11%	17.23%	14.29%	N/A
Russell 1000 Growth Index	N/A	15.45%	26.30%	16.58%	14.31%	9.65%
Lipper Large-Cap Growth Funds Index	N/A	13.96%	24.95%	14.96%	12.88%	8.58%
Buffalo Mid Cap Fund (inception date 12/17/01)	1.02%	8.22%	15.56%	8.62%	10.84%	8.27%
Morningstar US Mid Growth Index	N/A	13.23%	24.76%	12.85%	12.83%	8.96%
Russell Mid Cap Growth Index	N/A	10.97%	21.10%	13.00%	13.46%	9.43%
Lipper Mid-Cap Growth Funds Index	N/A	11.86%	22.18%	12.37%	12.34%	8.67%

(UNAUDITED)

			Average Annual
	Gross Expense Ratio***	Six Months	One Year	Five Years	Ten Years	Since Inception
Buffalo Small Cap Fund (inception date 4/14/98)	1.01%	22.13%	29.72%	10.04%	12.52%	12.34%
Morningstar US Small Growth Index	N/A	16.10%	26.30%	12.34%	13.15%	6.67%
Russell 2000 Growth Index	N/A	13.16%	21.06%	12.14%	12.65%	6.71%
Lipper Small-Cap Growth Funds Index	N/A	15.97%	28.23%	12.12%	12.64%	7.52%

*  The inception date of the Morningstar US Growth Index is July 3, 2002. The annualized return since inception as of September 30, 2018 is 10.35%

**  The inception date of the Morningstar US Large Growth Index is July 3, 2002. The annualized return since inception as of September 30, 2018 is 9.69%

***  As reported in the Funds' Prospectus dated July 27, 2018. Current period gross expense ratio for each Fund can be found on the Financial Highlights, beginning on page 90.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current as of the most recent month-end may be obtained by calling 1-800-49-BUFFALO or by visiting the website at www.buffalofunds.com.

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds' fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index.

The Morningstar US Mid Growth Index measures the performance of US mid-cap stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Lipper Multi-Cap Growth Funds Index is an unmanaged index that reflects the net asset value weighted return of 30 of the largest multi-cap growth funds tracked by Lipper. Its returns include net reinvested dividends. The Morningstar US Large-Mid Cap Index measures the performance of the US equity market targeting the top 90% of stocks by market capitalization. Lipper Equity Income Funds Index tracks funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds' gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. The Morningstar US Small Growth Index measures the performance of US small-cap stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flows and sales. The Lipper Small-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. The Morningstar US Large Cap Index measures the performance of the US equity market targeting the top 70% of stocks by market capitalization. The ICE Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is an average of funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The total return of the Lipper Average does not include the effect of sales charges. The Morningstar US Growth Index measures the performance of US stocks that are expected to grow at a faster pace than the rest of the market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Lipper Large-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The Lipper High Yield Bond Funds Index is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The Morningstar Global Market ex-US Index is designed to provide exposure to the top 97% market capitalization in each of two market segments, developed markets, excluding the United States, and emerging markets. The Lipper International Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classification. The Morningstar US Large Growth Index measures the performance of US large-cap stocks that are expected to grow at a faster pace than the rest of the

(UNAUDITED)

market as measured by forward earnings, historical earnings, book value, cash flow and sales. The Lipper Mid-Cap Growth Funds Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The Russell 3000 Index is a market-capitalization-weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. The Russell 3000 Growth Index is a market capitalization weighted index based on the Russell 3000 index. The Russell 3000 Growth Index includes companies that display signs of above average growth. The index is used to provide a gauge of the performance of growth stocks in the United States. The Russell 3000 Value Index is based on the Russell 3000 Index, which measures the performance of the 3,000 largest publicly held companies incorporated in America, as defined by total market capitalization. It represents approximately 98 percent of the American public equity market. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell MicroCap Index is a capitalization-weighted index of almost 1,550 small cap and microcap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks. The JP Morgan US High Yield Index is designed to mirror the investable universe of the U.S. dollar domestic high yield corporate debt market. The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The Russell Mid Cap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index is a small-cap stock market index of the bottom 2,000 stocks in the Russell 3000 Index. The Russell 2000 is by far the most common benchmark for mutual funds that identify themselves as "small-cap", while the S&P 500 index is used primarily for large capitalization stocks. The Russell Global (ex USA) Index Net measures the performance of the global equity market based on all investable equity securities, excluding companies assigned to the United States.

Please refer to the prospectus for special risks associated with investing in the Buffalo Funds, including, but not limited to, risks involved with investments in science and technology companies, foreign securities, debt securities, lower- or unrated securities and smaller companies. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

EXPENSE EXAMPLE

(UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2018 – September 30, 2018).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the examples below. The examples below include management fees, registration fees and other expenses. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Funds. In addition, if these transactional costs were included, your costs would have been higher.

BUFFALO DISCOVERY FUND	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period April 1, 2018 - September 30, 2018*
Actual	$1,000.00	$1,095.80	$5.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.11

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO DIVIDEND FOCUS FUND	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period April 1, 2018 - September 30, 2018*
Actual	$1,000.00	$1,111.00	$4.97
Hypothetical (5% return before expenses)	$1,000.00	$1,020.36	$4.76

* Expenses are equal to the Fund's annualized expense ratio of 0.94%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO EMERGING OPPORTUNITIES FUND	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period April 1, 2018 - September 30, 2018*
Actual	$1,000.00	$1,155.30	$7.94
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.44

* Expenses are equal to the Fund's annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO FLEXIBLE INCOME FUND	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period April 1, 2018 - September 30, 2018*
Actual	$1,000.00	$1,091.50	$5.30
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.11

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO GROWTH FUND	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period April 1, 2018 - September 30, 2018*
Actual	$1,000.00	$1,150.90	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.61

* Expenses are equal to the Fund's annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO HIGH YIELD FUND	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period April 1, 2018 - September 30, 2018*
Actual	$1,000.00	$1,023.20	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.16

* Expenses are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO INTERNATIONAL FUND	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period April 1, 2018 - September 30, 2018*
Actual	$1,000.00	$1,038.40	$5.26
Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.22

* Expenses are equal to the Fund's annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO LARGE CAP FUND	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period April 1, 2018 - September 30, 2018*
Actual	$1,000.00	$1,136.20	$4.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.71

* Expenses are equal to the Fund's annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO MID CAP FUND	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period April 1, 2018 - September 30, 2018*
Actual	$1,000.00	$1,082.20	$5.32
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.16

* Expenses are equal to the Fund's annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

BUFFALO SMALL CAP FUND	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period April 1, 2018 - September 30, 2018*
Actual	$1,000.00	$1,221.30	$5.62
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.11

* Expenses are equal to the Fund's annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS

Percentages represent market value as a percentage of investments as of September 30, 2018 (UNAUDITED)

BUFFALO DISCOVERY
FUND

BUFFALO DIVIDEND
FOCUS FUND

BUFFALO EMERGING
OPPORTUNITIES FUND

BUFFALO FLEXIBLE
INCOME FUND

BUFFALO GROWTH
FUND

BUFFALO HIGH YIELD
FUND

ALLOCATION OF PORTFOLIO HOLDINGS

Percentages represent market value as a percentage of investments as of September 30, 2018 (UNAUDITED)

BUFFALO
INTERNATIONAL FUND

BUFFALO LARGE CAP
FUND

BUFFALO MID CAP
FUND

BUFFALO SMALL CAP
FUND

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)

Shares or Face Amount		$ Fair Value*
Common Stocks		92.03%
Communication Services		3.62%
	Entertainment	2.22%
279,101	Electronic Arts Inc.(a)	33,628,879
289,627	Lions Gate Entertainment Corp. — Class A(b)	7,064,003
289,627	Lions Gate Entertainment Corp. — Class B(b)	6,748,309
		47,441,191
	Interactive Media & Services	1.40%
24,840	Alphabet, Inc. — Class A(a)	29,983,867
Total Communication Services (Cost $56,877,515)		77,425,058
Consumer Discretionary		9.34%
	Auto Components	0.97%
248,360	Aptiv PLC(b)	20,837,404
	Distributors	1.37%
922,565	LKQ Corp.(a)	29,217,634
	Diversified Consumer Services	1.27%
437,062	ServiceMaster Global Holdings Inc.(a)	27,110,956
	Household Durables	2.64%
449,975	Garmin Ltd.(b)	31,520,749
142,884	Mohawk Industries, Inc.(a)	25,054,709
		56,575,458
	Internet & Direct Marketing Retail	2.79%
15,732	Amazon.com, Inc.(a)	31,511,196
216,560	Expedia Group, Inc.	28,256,749
		59,767,945
	Specialty Retail	0.30%
97,070	Williams-Sonoma, Inc.	6,379,440
Total Consumer Discretionary (Cost $164,511,222)		199,888,837
Consumer Staples		1.00%
	Household Products	0.54%
76,515	The Clorox Co.	11,508,621
	Personal Products	0.46%
68,520	The Estee Lauder Companies Inc. — Class A	9,957,327
Total Consumer Staples (Cost $14,568,947)		21,465,948

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)   Continued

Shares or Face Amount		$ Fair Value*
Energy		0.82%
	Energy Equipment & Services	0.82%
636,621	Oceaneering International, Inc.(a)	17,570,740
Total Energy (Cost $17,312,230)		17,570,740
Financials		5.56%
	Capital Markets	5.56%
357,100	Intercontinental Exchange, Inc.	26,743,219
197,250	MSCI, Inc.	34,994,122
387,094	Nasdaq, Inc.	33,212,665
122,840	S&P Global, Inc.	24,001,708
Total Financials (Cost $64,427,362)		118,951,714
Health Care		18.88%
	Biotechnology	0.75%
600,612	Portola Pharmaceuticals, Inc.(a)	15,994,298
	Health Care Equipment & Supplies	8.63%
88,211	Align Technology, Inc.(a)	34,509,907
124,516	The Cooper Companies, Inc.	34,509,609
287,552	Danaher Corp.	31,245,400
109,680	IDEXX Laboratories, Inc.(a)	27,382,709
183,175	Merit Medical Systems, Inc.(a)	11,256,104
247,415	Nevro Corp.(a)	14,102,655
105,120	STAAR Surgical Co.(a)	5,045,760
215,710	West Pharmaceutical Services, Inc.	26,633,714
		184,685,858
	Health Care Technology	0.95%
152,420	athenahealth Inc.(a)	20,363,312
	Life Sciences Tools & Services	6.61%
330,306	Agilent Technologies, Inc.	23,299,785
164,383	Bio-Techne Corp	33,552,214
76,100	Illumina, Inc.(a)	27,933,266
262,677	IQVIA Holdings Inc.(a)	34,079,714
37,179	Mettler-Toledo International Inc.(a)	22,641,268
		141,506,247

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)   Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	1.94%
534,785	Mylan NV(a) (b)	19,573,131
239,600	Zoetis Inc	21,937,776
		41,510,907
Total Health Care (Cost $329,723,593)		404,060,622
Industrials		16.76%
	Aerospace & Defense	1.66%
104,240	Harris Corp.	17,638,450
265,517	Hexcel Corp.	17,802,915
		35,441,365
	Building Products	2.45%
94,560	Allegion PLC(b)	8,564,299
406,156	AO Smith Corp.	21,676,546
608,175	Masco Corp.	22,259,205
		52,500,050
	Commercial Services & Supplies	1.93%
196,666	Copart, Inc.(a)	10,134,199
429,340	Republic Services, Inc.	31,195,844
		41,330,043
	Electrical Equipment	0.97%
110,588	Rockwell Automation, Inc.	20,737,462
	Industrial Conglomerates	1.65%
119,256	Roper Industries, Inc.	35,324,820
	Machinery	4.31%
1,106,194	Evoqua Water Technologies Corp.(a)	19,668,129
29,130	Parker-Hannifin Corp.	5,357,881
252,809	WABCO Holdings Inc.(a)	29,816,294
468,399	Xylem, Inc.	37,411,028
		92,253,332
	Professional Services	3.79%
147,475	Equifax Inc.	19,255,811
544,820	IHS Markit Ltd.(a) (b)	29,398,487
269,163	Verisk Analytics, Inc(a)	32,447,599
		81,101,897
Total Industrials (Cost $280,793,485)		358,688,969

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)   Continued

Shares or Face Amount		$ Fair Value*
Information Technology		29.07%
	Communications Equipment	2.66%
61,728	F5 Networks, Inc.(a)	12,309,798
130,586	Motorola Solutions, Inc.	16,994,462
122,218	Palo Alto Networks, Inc.(a)	27,530,827
		56,835,087
	Electronic Equipment, Instruments & Components	3.42%
169,657	Amphenol Corp. — Class A	15,951,151
29,090	National Instruments Corp.	1,405,920
237,250	TE Connectivity Ltd.(b)	20,861,393
304,905	Trimble Inc.(a)	13,251,171
123,234	Zebra Technologies Corp. — Class A(a)	21,791,468
		73,261,103
	IT Services	6.99%
119,260	Broadridge Financial Solutions, Inc.	15,736,357
78,585	EPAM Systems, Inc.(a)	10,821,154
406,440	Fiserv, Inc.(a)	33,482,527
110,845	FleetCor Technologies Inc.(a)	25,254,925
102,865	Gartner, Inc.(a)	16,304,103
114,162	Jack Henry & Associates, Inc.	18,275,053
133,905	MasterCard, Inc. — Class A	29,808,592
		149,682,711
	Semiconductors & Semiconductor Equipment	2.95%
263,159	Microchip Technology, Inc.	20,765,877
282,305	Semtech Corp.(a)	15,696,158
88,275	Universal Display Corp.	10,407,622
202,970	Xilinx, Inc.	16,272,105
		63,141,762
	Software	13.05%
518,675	8x8, Inc.(a)	11,021,844
39,190	ANSYS, Inc.(a)	7,315,989
161,405	Aspen Technology, Inc.(a)	18,385,644
2,641,948	BlackBerry Ltd(a) (b)	30,065,368
187,310	Guidewire Software Inc.(a)	18,920,183
143,715	Intuit Inc.	32,680,791
162,345	PTC Inc.(a)	17,239,416
185,059	Red Hat, Inc.(a)	25,219,840
179,615	salesforce.com, inc.(a)	28,564,173
117,573	ServiceNow, Inc.(a)	23,000,806
335,955	Synopsys, Inc.(a)	33,128,523
61,990	Tyler Technologies, Inc.(a)	15,191,269
126,795	Workday, Inc. — Class A(a)	18,509,534
		279,243,380
Total Information Technology (Cost $493,038,415)		622,164,043

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)   Continued

Shares or Face Amount		$ Fair Value*
Materials		6.98%
	Chemicals	6.98%
205,170	Ecolab Inc.	32,166,552
351,510	FMC Corp.	30,644,642
305,184	Ingevity Corp.(a)	31,092,146
173,995	International Flavors & Fragrances Inc.	24,206,184
195,120	Praxair, Inc.	31,361,638
Total Materials (Cost $96,056,444)		149,471,162
Total Common Stocks (Cost $1,517,309,213)		1,969,687,093
Real Estate Investment Trusts (REITS)		1.73%
	Real Estate	1.73%
72,550	American Tower Corp.	10,541,515
60,929	Equinix Inc.	26,375,554
Total Real Estate (Cost $22,052,861)		36,917,069
Total REITS (Cost $22,052,861)		36,917,069
Short Term Investment		6.25%
Investment Company		6.25%
133,776,447	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.96%(c)	133,776,447
Total Investment Company		133,776,447
Total Short Term Investment (Cost $133,776,447)		133,776,447
Total Investments (Cost $1,673,138,521)		100.01 2,140,380,609%
Liabilities in Excess of Other Assets		(0.01 (196,532))%
Total Net Assets		100.00 2,140,184,077%

The accompanying notes are an integral part of these financial statements.

BUFFALO DISCOVERY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)   Continued

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $174,633,143 (8.16% of net assets) at September 30 2018.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2018.

* See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)

Shares or Face Amount		$ Fair Value*
Common Stocks		92.71%
Communication Services		12.19%
	Diversified Telecommunication Services	1.92%
18,130	AT&T Inc.	608,805
10,625	Verizon Communications, Inc.	567,269
		1,176,074
	Entertainment	6.19%
10,750	Activision Blizzard, Inc.	894,293
64,850	AMC Entertainment Holdings, Inc. — Class A	1,329,425
22,400	Twenty-First Century Fox, Inc. — Class A	1,037,792
4,550	The Walt Disney Co.	532,077
		3,793,587
	Interactive Media & Services	3.20%
630	Alphabet, Inc. — Class A(a)	760,460
650	Alphabet, Inc. — Class C(a)	775,756
2,600	Facebook, Inc. — Class A(a)	427,596
		1,963,812
	Media	0.88%
15,200	Comcast Corp. — Class A	538,232
Total Communication Services (Cost $5,256,663)		7,471,705
Consumer Discretionary		6.64%
	Automobiles	0.45%
8,200	General Motors Co.	276,094
	Hotels, Restaurants & Leisure	2.31%
11,625	Carnival Corp.(b)	741,326
6,775	Cedar Fair, L.P.	352,842
5,700	Starbucks Corp.	323,988
		1,418,156
	Internet & Direct Marketing Retail	1.80%
550	Amazon.com, Inc.(a)	1,101,650
	Specialty Retail	2.08%
4,225	The Home Depot, Inc.	875,209
6,100	Williams-Sonoma, Inc.	400,892
		1,276,101
Total Consumer Discretionary (Cost $2,577,385)		4,072,001

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)   Continued

Shares or Face Amount		$ Fair Value*
Consumer Staples		4.79%
	Beverages	1.01%
5,550	PepsiCo, Inc.	620,490
	Food & Staples Retailing	1.20%
5,600	Walgreens Boots Alliance, Inc.	408,240
3,450	Walmart Inc.	323,990
		732,230
	Food Products	1.32%
8,375	The Kraft Heinz Co.	461,546
5,400	Pinnacle Foods Inc.	349,974
		811,520
	Household Products	1.26%
4,450	Colgate-Palmolive Co.	297,927
5,725	The Procter & Gamble Co.	476,492
		774,419
Total Consumer Staples (Cost $2,436,425)		2,938,659
Energy		7.10%
	Energy Equipment & Services	0.94%
7,600	Halliburton Co.	308,028
4,400	Schlumberger Ltd.(b)	268,048
		576,076
	Oil, Gas & Consumable Fuels	6.16%
3,950	Andeavor	606,325
10,000	Energy Transfer Equity, L.P.	174,300
18,000	Energy Transfer Partners L.P.	400,680
22,350	Enterprise Products Partners L.P.	642,115
8,450	Exxon Mobil Corp.	718,419
11,575	Hess Corp.	828,539
5,950	Royal Dutch Shell PLC. — Class A — ADR(b)	405,433
		3,775,811
Total Energy (Cost $3,653,481)		4,351,887

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)   Continued

Shares or Face Amount		$ Fair Value*
Financials		15.99%
	Banks	8.58%
44,000	Bank of America Corp.	1,296,240
23,250	BB&T Corp.	1,128,555
8,550	Citigroup Inc.	613,377
13,400	JPMorgan Chase & Co.	1,512,056
6,000	PacWest Bancorp	285,900
8,000	Wells Fargo & Co.	420,480
		5,256,608
	Capital Markets	3.60%
1,100	BlackRock, Inc.	518,463
4,025	CME Group Inc.	685,095
5,150	S&P Global, Inc.	1,006,259
		2,209,817
	Diversified Financial Services	2.40%
5,600	Berkshire Hathaway Inc. — Class B(a)	1,199,016
15,000	Compass Diversified Holdings	272,250
		1,471,266
	Insurance	1.41%
11,575	Arthur J. Gallagher & Co.	861,643
Total Financials (Cost $6,090,334)		9,799,334
Health Care		14.72%
	Biotechnology	2.05%
6,225	AbbVie Inc.	588,760
1,800	Amgen Inc.	373,122
3,850	Gilead Sciences, Inc.	297,259
		1,259,141
	Health Care Equipment & Supplies	1.75%
7,400	Medtronic, PLC(b)	727,938
2,600	Zimmer Biomet Holdings, Inc.	341,822
		1,069,760
	Health Care Providers & Services	6.20%
4,275	Anthem, Inc.	1,171,564
13,100	CVS Health Corp.	1,031,232
3,600	McKesson Corp.	477,540
4,200	UnitedHealth Group Inc.	1,117,368
		3,797,704

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)   Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	4.72%
1,800	Allergan plc(b)	342,864
3,150	Eli Lilly & Co.	338,027
6,825	Johnson & Johnson	943,010
5,600	Merck & Co., Inc.	397,264
19,800	Pfizer Inc.	872,586
		2,893,751
Total Health Care (Cost $6,360,743)		9,020,356
Industrials		9.28%
	Aerospace & Defense	2.25%
2,125	The Boeing Co.	790,287
4,200	United Technologies Corp.	587,202
		1,377,489
	Air Freight & Logistics	0.47%
1,200	FedEx Corp.	288,948
	Airlines	1.21%
12,800	Delta Air Lines, Inc.	740,224
	Commercial Services & Supplies	1.71%
5,849	Stericycle, Inc.(a)	343,219
7,800	Waste Management, Inc.	704,808
		1,048,027
	Industrial Conglomerates	1.78%
2,450	3M Co.	516,240
3,450	Honeywell International, Inc.	574,080
		1,090,320
	Machinery	1.18%
3,950	Parker-Hannifin Corp.	726,524
	Professional Services	0.68%
3,200	Equifax Inc.	417,824
Total Industrials (Cost $4,105,359)		5,689,356
Information Technology		16.56%
	Communications Equipment	1.41%
17,750	Cisco Systems, Inc.	863,537
	IT Services	3.16%
12,925	Visa Inc. — Class A	1,939,913

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)   Continued

Shares or Face Amount		$ Fair Value*
	Semiconductors & Semiconductor Equipment	3.31%
3,300	Analog Devices, Inc.	305,118
1,200	Broadcom Inc.	296,076
11,750	Intel Corp.	555,657
5,375	QUALCOMM, Inc.	387,161
4,550	Texas Instruments Inc.	488,170
		2,032,182
	Software	5.32%
21,850	Microsoft Corp.	2,498,985
14,725	Oracle Corp.	759,221
		3,258,206
	Technology Hardware, Storage & Peripherals	3.36%
9,120	Apple Inc.	2,058,749
Total Information Technology (Cost $4,673,063)		10,152,587
Materials		1.52%
	Chemicals	1.52%
8,475	DowDuPont Inc.	545,027
14,100	Huntsman Corp.	383,943
Total Materials (Cost $865,571)		928,970
Utilities		3.92%
	Electric Utilities	2.79%
15,700	American Electric Power Co., Inc.	1,112,816
8,850	Edison International	598,968
		1,711,784
	Multi-Utilities	1.13%
6,100	Sempra Energy	693,875
Total Utilities (Cost $2,222,186)		2,405,659
Total Common Stocks (Cost $38,241,210)		56,830,514
Real Estate Investment Trusts (REITS)		2.74%
	Real Estate	2.74%
3,200	American Tower Corp.	464,960
20,700	CoreCivic, Inc.	503,631
1,100	Equinix Inc.	476,179
7,400	Weyerhaeuser Co.	238,798
Total Real Estate (Cost $1,511,328)		1,683,568
Total REITS (Cost $1,511,328)		1,683,568

The accompanying notes are an integral part of these financial statements.

BUFFALO DIVIDEND FOCUS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)   Continued

Shares or Face Amount		$ Fair Value*
Short Term Investment		4.65%
Investment Company		4.65%
2,849,990	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.96%(c)	2,849,990
Total Investment Company		2,849,990
Total Short Term Investment (Cost $2,849,990)		2,849,990
Total Investments (Cost $42,602,528)		100.10 61,364,072%
Liabilities in Excess of Other Assets		(0.10 (64,212))%
Total Net Assets		100.00 61,299,860%

ADR  American Depositary Receipt

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $2,485,609 (4.05% of net assets) at September 30, 2018.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2018.

* See accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)

Shares or Face Amount		$ Fair Value*
Common Stocks		91.36%
Communication Services		4.86%
	Interactive Media & Services	0.78%
50,000	EverQuote, Inc. — Class A(a)	743,000
	Media	4.08%
97,700	Cardlytics, Inc.(a)	2,446,408
54,000	Liberty Media Corp-Liberty Braves(a)	1,471,500
		3,917,908
Total Communication Services (Cost $3,349,852)		4,660,908
Consumer Discretionary		12.68%
	Auto Components	2.35%
96,100	Motorcar Parts of America, Inc.(a)	2,253,545
	Hotels, Restaurants & Leisure	2.63%
67,100	Del Taco Restaurants, Inc.(a)	792,451
180,200	Playa Hotels & Resorts N.V.(a) (b)	1,735,326
		2,527,777
	Household Durables	2.48%
17,800	Installed Building Products Inc(a)	694,200
13,000	LGI Homes, Inc.(a)	616,720
27,200	Universal Electronics, Inc.(a)	1,070,320
		2,381,240
	Internet & Direct Marketing Retail	1.96%
34,500	Shutterstock Inc.	1,883,010
	Leisure Products	2.30%
38,300	MCBC Holdings, Inc.(a)	1,374,204
59,500	Nautilus, Inc.(a)	830,025
		2,204,229
	Specialty Retail	0.96%
29,400	At Home Group Inc.(a)	926,982
Total Consumer Discretionary (Cost $11,753,991)		12,176,783
Consumer Staples		1.83%
	Beverages	0.81%
9,900	MGP Ingredients, Inc.	781,902

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)   Continued

Shares or Face Amount		$ Fair Value*
	Personal Products	1.02%
76,700	e.l.f. Beauty, Inc.(a)	976,391
Total Consumer Staples (Cost $1,739,363)		1,758,293
Financials		5.00%
	Capital Markets	1.58%
34,285	Hamilton Lane Inc. — Class A	1,518,140
	Diversified Financial Services	1.50%
79,300	Compass Diversified Holdings	1,439,295
	Insurance	1.92%
28,900	Kinsale Capital Group, Inc.	1,845,554
Total Financials (Cost $2,276,470)		4,802,989
Health Care		19.02%
	Biotechnology	1.37%
17,400	Deciphera Pharmaceuticals, Inc.(a)	673,728
51,500	Dynavax Technologies Corp.(a)	638,600
		1,312,328
	Health Care Equipment & Supplies	7.00%
15,000	Establishment Labs Holdings Inc.(a)	361,500
148,600	Invuity, Inc.(a)	1,099,640
17,000	Neuronetics, Inc.(a)	545,020
54,090	OrthoPediatrics Corp.(a)	1,981,857
80,900	Oxford Immunotec Global PLC(a) (b)	1,313,007
25,000	RA Medical Systems, Inc.(a)	455,000
20,075	STAAR Surgical Co.(a)	963,600
		6,719,624
	Health Care Providers & Services	3.44%
85,700	Cross Country Healthcare, Inc.(a)	748,161
24,800	LHC Group, Inc.(a)	2,554,152
		3,302,313
	Health Care Technology	4.52%
61,900	HealthStream, Inc.	1,919,519
33,700	Omnicell, Inc.(a)	2,423,030
		4,342,549

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)   Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	2.69%
92,800	Clearside Biomedical, Inc.(a)	570,720
35,000	Optinose, Inc.(a)	435,050
75,000	Urovant Sciences Ltd.(a) (b)	900,000
41,351	Verrica Pharmaceuticals, Inc.(a)	671,954
		2,577,724
Total Health Care (Cost $13,302,108)		18,254,538
Industrials		19.76%
	Aerospace & Defense	3.38%
39,600	Astronics Corp.(a)	1,722,600
103,200	Kratos Defense & Security Solutions, Inc.(a)	1,525,296
		3,247,896
	Air Freight & Logistics	1.82%
81,400	Air Transport Services Group, Inc.(a)	1,747,658
	Building Products	2.38%
27,500	Apogee Enterprises, Inc.	1,136,300
19,400	Patrick Industries, Inc.(a)	1,148,480
		2,284,780
	Commercial Services & Supplies	0.57%
12,500	Mobile Mini, Inc.	548,125
	Machinery	2.37%
103,800	Kornit Digital Ltd.(a) (b)	2,273,220
	Professional Services	4.89%
14,500	ICF International, Inc.	1,094,025
33,700	WageWorks, Inc.(a)	1,440,675
63,500	Willdan Group, Inc.(a)	2,156,460
		4,691,160
	Trading Companies & Distributors	4.35%
131,000	Foundation Building Materials, Inc.(a)	1,633,570
176,100	Nexeo Solutions, Inc.(a)	2,157,225
5,100	SiteOne Landscape Supply, Inc.(a)	384,234
		4,175,029
Total Industrials (Cost $16,119,496)		18,967,868
Information Technology		24.69%
	Electronic Equipment, Instruments & Components	0.46%
20,000	nLight, Inc.(a)	444,200
The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)   Continued

Shares or Face Amount		$ Fair Value*
	IT Services	4.21%
88,900	i3 Verticals, Inc. — Class A(a)	2,042,922
37,200	Virtusa Corp.(a)	1,998,012
		4,040,934
	Semiconductors & Semiconductor Equipment	2.78%
67,680	Everspin Technologies, Inc.(a)	519,783
61,300	Ichor Holdings, Ltd.(a) (b)	1,251,746
45,000	MaxLinear, Inc.(a)	894,600
		2,666,129
	Software	17.24%
111,100	8x8, Inc.(a)	2,360,875
153,200	Amber Road Inc.(a)	1,473,784
22,600	CyberArk Software Ltd.(a) (b)	1,804,384
30,505	Envestnet, Inc.(a)	1,859,280
22,800	Everbridge, Inc.(a)	1,314,192
32,400	Five9, Inc.(a)	1,415,556
36,600	Instructure, Inc.(a)	1,295,640
116,300	Materialise NV — ADR(a) (b)	1,604,940
46,320	Mimecast Ltd(a) (b)	1,939,881
14,400	Varonis Systems, Inc.(a)	1,054,800
18,000	Yext, Inc.(a)	426,600
		16,549,932
Total Information Technology (Cost $13,161,787)		23,701,195
Materials		2.91%
	Chemicals	2.04%
19,200	Ingevity Corp.(a)	1,956,096
	Construction Materials	0.87%
18,200	US Concrete Inc.(a)	834,470
Total Materials (Cost $1,839,144)		2,790,566
Utilities		0.61%
	Water Utilities	0.61%
32,500	AquaVenture Holdings Ltd.(a) (b)	587,275
Total Utilities (Cost $585,000)		587,275
Total Common Stocks (Cost $64,127,211)		87,700,415

The accompanying notes are an integral part of these financial statements.

BUFFALO EMERGING OPPORTUNITIES
FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)   Continued

Shares or Face Amount		$ Fair Value*
Real Estate Investment Trust (REIT)		3.00%
	Real Estate	3.00%
93,100	Community Healthcare Trust, Inc.	2,884,238
Total Real Estate (Cost $2,160,758)		2,884,238
Total REIT (Cost $2,160,758)		2,884,238
Short Term Investment		7.30%
Investment Company		7.30%
7,006,753	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.96%(c)	7,006,753
Total Investment Company		7,006,753
Total Short Term Investment (Cost $7,006,753)		7,006,753
Total Investments (Cost $73,294,722)		101.66 97,591,406%
Liabilities in Excess of Other Assets		(1.66 (1,593,889))%
Total Net Assets		100.00 95,997,517%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $13,409,779 (13.97% of net assets) at September 30, 2018.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2018.

* See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)

Shares or Face Amount		$ Fair Value*
Common Stocks		88.95%
Communication Services		9.05%
	Diversified Telecommunication Services	5.66%
587,500	AT&T Inc.(e)	19,728,250
375,000	Verizon Communications, Inc.	20,021,250
		39,749,500
	Entertainment	3.39%
498,000	Lions Gate Entertainment Corp. — Class A(a)	12,146,220
498,000	Lions Gate Entertainment Corp. — Class B(a)	11,603,400
		23,749,620
Total Communication Services (Cost $64,844,566)		63,499,120
Consumer Discretionary		0.57%
	Automobiles	0.57%
435,000	Ford Motor Co.	4,023,750
Total Consumer Discretionary (Cost $6,488,657)		4,023,750
Consumer Staples		15.09%
	Beverages	4.39%
400,000	The Coca Cola Co.	18,476,000
50,000	Keurig Dr Pepper Inc.	1,158,500
100,000	PepsiCo, Inc.	11,180,000
		30,814,500
	Food & Staples Retailing	2.72%
50,000	Costco Wholesale Corp.	11,744,000
100,000	Sysco Corp.	7,325,000
		19,069,000
	Food Products	2.11%
100,000	B&G Foods Inc.	2,745,000
200,000	General Mills, Inc.	8,584,000
50,000	Kellogg Co.	3,501,000
		14,830,000

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Household Products	5.87%
100,000	The Clorox Co.	15,041,000
25,000	Colgate-Palmolive Co.	1,673,750
69,000	Kimberly-Clark Corp.	7,841,160
200,000	The Procter & Gamble Co.	16,646,000
		41,201,910
Total Consumer Staples (Cost $65,592,710)		105,915,410
Energy		24.52%
	Energy Equipment & Services	2.44%
76,000	Helmerich & Payne, Inc.	5,226,520
195,000	Schlumberger Ltd.(a)	11,879,400
		17,105,920
	Oil, Gas & Consumable Fuels	22.08%
146,500	Apache Corp.	6,983,655
398,000	BP PLC — ADR(a)	18,347,800
150,000	Chevron Corp.(e)	18,342,000
250,000	ConocoPhillips(e)	19,350,000
140,000	Delek Logistics Partners LP	4,760,000
250,000	Exxon Mobil Corp.(e)	21,255,000
140,000	Hess Corp.(e)	10,021,200
298,000	HollyFrontier Corp.(e)	20,830,200
300,000	Kinder Morgan, Inc.	5,319,000
95,000	Marathon Petroleum Corp.	7,597,150
22,500	Phillips 66	2,536,200
288,000	Royal Dutch Shell PLC. — Class A — ADR(a)	19,624,320
		154,966,525
Total Energy (Cost $129,028,874)		172,072,445
Financials		5.30%
	Banks	2.27%
328,000	BB&T Corp.	15,921,120
	Insurance	3.03%
140,000	The Allstate Corp.	13,818,000
100,000	Arthur J. Gallagher & Co.	7,444,000
		21,262,000
Total Financials (Cost $21,142,628)		37,183,120

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
Health Care		10.97%
	Health Care Equipment & Supplies	1.93%
80,000	Abbott Laboratories	5,868,800
100,000	Baxter International, Inc.	7,709,000
		13,577,800
	Pharmaceuticals	9.04%
75,000	Eli Lilly & Co.	8,048,250
460,000	GlaxoSmithKline PLC — ADR(a)	18,478,200
140,000	Johnson & Johnson	19,343,800
80,000	Merck & Co., Inc.	5,675,200
270,000	Pfizer Inc.	11,898,900
		63,444,350
Total Health Care (Cost $45,723,341)		77,022,150
Industrials		9.59%
	Aerospace & Defense	4.77%
90,000	The Boeing Co.(e)	33,471,000
	Commercial Services & Supplies	3.51%
927,911	Pitney Bowes Inc.	6,569,610
200,000	Waste Management, Inc.	18,072,000
		24,641,610
	Industrial Conglomerates	1.31%
817,400	General Electric Co.	9,228,446
Total Industrials (Cost $40,487,492)		67,341,056
Information Technology		11.66%
	Communications Equipment	1.39%
200,000	Cisco Systems, Inc.	9,730,000
	IT Services	2.37%
110,000	International Business Machines Corp. (IBM)	16,633,100
	Semiconductors & Semiconductor Equipment	3.83%
490,000	Intel Corp.	23,172,100
51,400	QUALCOMM, Inc.	3,702,342
		26,874,442

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Software	4.07%
250,000	Microsoft Corp.(e)	28,592,500
Total Information Technology (Cost $44,010,054)		81,830,042
Materials		2.20%
	Chemicals	1.83%
200,000	DowDuPont Inc.(e)	12,862,000
	Metals & Mining	0.37%
50,000	Rio Tinto PLC — ADR(a)	2,551,000
Total Materials (Cost $7,853,743)		15,413,000
Total Common Stocks (Cost $425,172,065)		624,300,093
Real Estate Investment Trusts (REITS)		2.36%
	Real Estate	2.36%
85,300	Digital Realty Trust, Inc.	9,594,544
215,000	Weyerhaeuser Co.	6,938,050
Total Real Estate (Cost $11,167,775)		16,532,594
Total REITS (Cost $11,167,775)		16,532,594
Convertible Bonds		1.82%
Health Care		0.31%
	Pharmaceuticals	0.31%
	The Medicines Co.
$2,000,000	2.500%, 01/15/2022	2,154,186
Total Health Care (Cost $2,042,168)		2,154,186
Industrials		0.39%
	Air Freight & Logistics	0.39%
	UTi Worldwide, Inc.
2,600,000	4.500%, 03/01/2019(a) (b)	2,720,380
Total Industrials (Cost $2,600,000)		2,720,380

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
Information Technology		1.12%
	Software	1.12%
	Nuance Communications, Inc.
7,725,000	1.500%, 11/01/2035	7,865,757
Total Information Technology (Cost $7,517,671)		7,865,757
Total Convertible Bonds (Cost $12,159,839)		12,740,323
Corporate Bonds		4.33%
Consumer Discretionary		0.35%
	Leisure Products	0.35%
	Brunswick Corp.
2,200,000	7.375%, 09/01/2023	2,465,485
Total Consumer Discretionary (Cost $2,115,530)		2,465,485
Energy		1.72%
	Energy Equipment & Services	0.72%
	Forum Energy Technologies Inc.
5,000,000	6.250%, 10/01/2021	5,012,500
	Oil, Gas & Consumable Fuels	1.00%
	Approach Resources, Inc.
3,000,000	7.000%, 06/15/2021	2,895,000
	WildHorse Resource Development Corp.
4,000,000	6.875%, 02/01/2025	4,150,000
		7,045,000
Total Energy (Cost $11,853,007)		12,057,500
Financials		0.36%
	Diversified Financial Services	0.36%
	Everi Payments Inc.
2,500,000	7.500%, 12/15/2025 (Acquired 11/20/2017, Cost $2,500,000)(c) (d)	2,531,250
Total Financials (Cost $2,500,000)		2,531,250

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
Industrials		0.43%
	Aerospace & Defense	0.43%
	TransDigm, Inc.
3,000,000	5.500%, 10/15/2020	3,007,500
Total Industrials (Cost $2,982,500)		3,007,500
Information Technology		0.79%
	Diversified Telecommunication Services	0.53%
	CCO Holdings LLC / CCO Holdings Capital Corp.
3,706,000	5.250%, 03/15/2021	3,731,479
	Software	0.26%
	Nuance Communications, Inc.
1,815,000	5.375%, 08/15/2020 (Acquired 05/22/2014, Cost $1,815,000)(c) (d)	1,821,579
Total Information Technology (Cost $5,502,225)		5,553,058
Telecommunication Services		0.68%
	Diversified Telecommunication Services	0.68%
	Consolidated Communications Inc
5,000,000	6.500%, 10/01/2022	4,750,000
Total Telecommunication Services (Cost $4,956,500)		4,750,000
Total Corporate Bonds (Cost $29,909,762)		30,364,793

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
Short Term Investment		2.51%
Investment Company		2.51%
17,643,488	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.96%(f)	17,643,488
Total Investment Company		17,643,488
Total Short Term Investment (Cost $17,643,488)		17,643,488
Total Investments (Cost $496,052,929)		99.97 701,581,291%
Other Assets in Excess of Liabilities		0.03 234,921%
Total Net Assets		100.00 701,816,212%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Foreign Issued Securities. The total value of these securities amounted to $97,350,720 (13.87% of net assets) at September 30, 2018.

(b)  These securities are deemed illiquid. The total value of these securities amounted to $2,720,380 (0.39% of net assets) at September 30, 2018.

(c)  Restricted security deemed liquid. The total value of restricted securities is $4,352,829 (0.62% of net assets) at September 30, 2018.

(d)  144A Securities. The total value of restricted securities is $4,352,829 (0.62% of net assets) at September 30, 2018.

(e)  A portion of these investments are segregated as collateral for open written option contracts.

(f)  The rate quoted is the annualized seven-day effective yield as of September 30, 2018.

* See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

BUFFALO FLEXIBLE INCOME FUND

SCHEDULE OF OPTIONS WRITTEN

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Contracts		$ Notional Amount	$ Value
Call Options
	AT&T Inc.
875	Expiration: November 2018, Exercise Price: $35.00	2,938,250	21,875
	The Boeing Co.
400	Expiration: October 2018, Exercise Price: $420.00	14,876,000	28,800
	Chevron Corp.
300	Expiration: October 2018, Exercise Price: $140.00	3,668,400	450
	ConocoPhillips
300	Expiration: October 2018, Exercise Price: $77.50	2,322,000	42,000
300	Expiration: November 2018, Exercise Price: $80.00	2,322,000	42,900
	DowDuPont Inc.
100	Expiration: December 2018, Exercise Price: $80.00	643,100	600
	Exxon Mobil Corp.
500	Expiration: October 2018, Exercise Price: $90.00	4,251,000	4,000
	Hess Corp.
500	Expiration: November 2018, Exercise Price: $85.00	3,579,000	25,500
	HollyFrontier Corp.
100	Expiration: December 2018, Exercise Price: $80.00	699,000	12,600
200	Expiration: December 2018, Exercise Price: $85.00	1,398,000	10,000
	Microsoft Corp.
500	Expiration: December 2018, Exercise Price: $130.00	5,718,500	23,500
	Total Written Option (Premium received $211,314)		212,225

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)

Shares or Face Amount		$ Fair Value*
Common Stocks		95.53%
Communication Services		11.86%
	Diversified Telecommunication Services	1.14%
44,540	Verizon Communications, Inc.	2,377,990
	Entertainment	3.04%
19,485	Electronic Arts Inc.(a)	2,347,748
34,345	The Walt Disney Co.	4,016,304
		6,364,052
	Interactive Media & Services	7.68%
4,332	Alphabet, Inc. — Class A(a)	5,229,071
5,105	Alphabet, Inc. — Class C(a)	6,092,664
28,952	Facebook, Inc. — Class A(a)	4,761,446
		16,083,181
Total Communication Services (Cost $12,345,840)		24,825,223
Consumer Discretionary		16.06%
	Auto Components	0.96%
24,025	Aptiv PLC(b)	2,015,698
	Hotels, Restaurants & Leisure	1.26%
46,415	Starbucks Corp.	2,638,229
	Internet & Direct Marketing Retail	9.52%
10,190	Alibaba Group Holding Ltd. — ADR(a) (b)	1,678,904
7,485	Amazon.com, Inc.(a)	14,992,455
1,641	Booking Holdings, Inc.(a)	3,255,744
		19,927,103
	Specialty Retail	2.25%
22,718	The Home Depot, Inc.	4,706,034
	Textiles, Apparel & Luxury Goods	2.07%
51,034	NIKE, Inc. — Class B	4,323,600
Total Consumer Discretionary (Cost $14,476,106)		33,610,664
Consumer Staples		1.13%
	Beverages	1.13%
40,555	Monster Beverage Corp.(a)	2,363,545
Total Consumer Staples (Cost $2,068,341)		2,363,545

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
Financials		5.23%
	Capital Markets	5.23%
42,695	The Charles Schwab Corp.	2,098,459
19,190	CME Group Inc.	3,266,330
43,025	Intercontinental Exchange, Inc.	3,222,142
12,027	S&P Global, Inc.	2,349,956
Total Financials (Cost $5,661,950)		10,936,887
Health Care		20.19%
	Biotechnology	0.62%
48,980	Portola Pharmaceuticals, Inc.(a)	1,304,338
	Health Care Equipment & Supplies	13.91%
61,858	Abbott Laboratories	4,537,903
5,420	ABIOMED, Inc.(a)	2,437,645
12,356	Align Technology, Inc.(a)	4,833,914
55,857	Baxter International, Inc.	4,306,016
33,090	Danaher Corp.	3,595,559
14,878	IDEXX Laboratories, Inc.(a)	3,714,442
4,715	Intuitive Surgical, Inc.(a)	2,706,410
30,275	Medtronic, PLC(b)	2,978,152
		29,110,041
	Health Care Providers & Services	1.93%
15,215	UnitedHealth Group Inc.	4,047,799
	Life Sciences Tools & Services	1.65%
9,406	Illumina, Inc.(a)	3,452,566
	Pharmaceuticals	2.08%
93,264	Bayer AG — ADR(b)	2,064,865
13,587	Jazz Pharmaceuticals PLC(a) (b)	2,284,382
		4,349,247
Total Health Care (Cost $26,600,409)		42,263,991
Industrials		7.83%
	Building Products	0.93%
36,405	AO Smith Corp.	1,942,935
	Industrial Conglomerates	1.50%
18,916	Honeywell International, Inc.	3,147,622

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Machinery	2.24%
129,364	Evoqua Water Technologies Corp.(a)	2,300,092
20,285	WABCO Holdings Inc.(a)	2,392,413
		4,692,505
	Professional Services	1.85%
52,565	TransUnion	3,867,733
	Road & Rail	1.31%
16,800	Union Pacific Corp.	2,735,544
Total Industrials (Cost $14,135,097)		16,386,339
Information Technology		29.50%
	Electronic Equipment, Instruments & Components	1.07%
11,360	Littelfuse, Inc.	2,248,030
	IT Services	8.90%
23,905	Broadridge Financial Solutions, Inc.	3,154,265
45,160	Fiserv, Inc.(a)	3,720,281
19,230	MasterCard, Inc. — Class A	4,280,790
17,535	Shopify, Inc. — Class A(a) (b)	2,883,806
30,533	Visa Inc. — Class A	4,582,698
		18,621,840
	Semiconductors & Semiconductor Equipment	2.00%
36,741	QUALCOMM, Inc.	2,646,454
27,490	Semtech Corp.(a)	1,528,444
		4,174,898
	Software	15.08%
8,580	Adobe Systems, Inc.(a)	2,316,171
26,825	Guidewire Software Inc.(a)	2,709,593
18,549	Intuit Inc.	4,218,042
104,180	Microsoft Corp.	11,915,067
13,400	Red Hat, Inc.(a)	1,826,152
22,360	salesforce.com, inc.(a)	3,555,911
15,045	ServiceNow, Inc.(a)	2,943,253
13,360	VMware, Inc. — Class A(a)	2,084,962
		31,569,151
	Technology Hardware, Storage & Peripherals	2.45%
22,717	Apple Inc.	5,128,136
Total Information Technology (Cost $34,177,880)		61,742,055

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
Materials		3.73%
	Chemicals	3.73%
24,985	Ecolab Inc.	3,917,148
24,235	Praxair, Inc.	3,895,292
Total Materials (Cost $3,818,758)		7,812,440
Total Common Stocks (Cost $113,284,381)		199,941,144
Real Estate Investment Trusts (REITS)		2.13%
	Real Estate	2.13%
7,395	American Tower Corp.	1,074,494
7,834	Equinix Inc.	3,391,260
Total Real Estate (Cost $2,391,514)		4,465,754
Total REITS (Cost $2,391,514)		4,465,754
Short Term Investment		1.99%
Investment Company		1.99%
4,164,701	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.96%(c)	4,164,701
Total Investment Company		4,164,701
Total Short Term Investment (Cost $4,164,701)		4,164,701
Total Investments (Cost $119,840,596)		99.65 208,571,599%
Other Assets in Excess of Liabilities		0.35 735,838%
Total Net Assets		100.00 209,307,437%

The accompanying notes are an integral part of these financial statements.

BUFFALO GROWTH FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $13,905,807 (6.64% of net assets) at September 30, 2018.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2018.

* See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)

Shares or Face Amount		$ Fair Value*
Common Stocks		1.12%
Communication Services		0.57%
	Entertainment	0.57%
24,485	Lions Gate Entertainment Corp. — Class A(a)	597,189
24,485	Lions Gate Entertainment Corp. — Class B(a)	570,500
Total Communication Services (Cost $499,984)		1,167,689
Industrials		0.55%
	Machinery	0.55%
19,000	The Greenbrier Companies, Inc.	1,141,900
Total Industrials (Cost $673,855)		1,141,900
Total Common Stocks (Cost $1,173,839)		2,309,589
Real Estate Investment Trust (REIT)		0.52%
	Real Estate	0.52%
1,000	Crown Castle International Corp.	1,086,000
Total Real Estate (Cost $1,035,000)		1,086,000
Total REIT (Cost $1,035,000)		1,086,000
Convertible Bonds		8.30%
Communication Services		1.94%
	Entertainment	1.27%
	Live Nation Entertainment Inc.
$1,500,000	2.500%, 05/15/2019	2,346,528
250,000	2.500%, 03/15/2023(d)	270,747
		2,617,275
	Interactive Media & Services	0.67%
	Twitter, Inc.
1,500,000	1.000%, 09/15/2021	1,384,706
Total Communication Services (Cost $3,152,075)		4,001,981

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
Energy		0.47%
	Oil, Gas & Consumable Fuels	0.47%
	Whiting Petroleum Corp.
1,000,000	1.250%, 04/01/2020	961,551
Total Energy (Cost $897,262)		961,551
Financials		0.74%
	Consumer Finance	0.74%
	PRA Group, Inc.
1,500,000	3.500%, 06/01/2023	1,539,375
Total Financials (Cost $1,530,262)		1,539,375
Health Care		0.88%
	Pharmaceuticals	0.88%
	The Medicines Co.
2,000,000	2.750%, 07/15/2023	1,823,820
Total Health Care (Cost $2,000,000)		1,823,820
Industrials		0.46%
	Air Freight & Logistics	0.46%
	Air Transport Services Group, Inc.
1,000,000	0.000%, 10/15/2024(d)	958,600
Total Industrials (Cost $1,057,376)		958,600
Information Technology		3.81%
	IT Services	0.48%
	Akamai Technologies, Inc.
1,000,000	0.125%, 05/01/2025(d)	985,923
	Software	3.33%
	Envestnet, Inc.
1,500,000	1.750%, 12/15/2019	1,650,492
	FireEye, Inc.
1,000,000	0.875%, 06/01/2024(d)	997,388
	Guidewire Software, Inc.
2,000,000	1.250%, 03/15/2025	2,147,196

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Nuance Communications, Inc.
2,060,000	1.500%, 11/01/2035	2,097,535
		6,892,611
Total Information Technology (Cost $7,467,901)		7,878,534
Total Convertible Bonds (Cost $16,104,876)		17,163,861
Corporate Bonds		66.05%
Communication Services		5.99%
	Entertainment	2.74%
	Live Nation Entertainment Inc.
3,100,000	5.375%, 06/15/2022 (Acquired Various Dates, Cost $3,110,000)(c) (d)	3,146,500
1,000,000	4.875%, 11/01/2024 (Acquired 10/26/2016, Cost $1,000,000)(c) (d)	982,500
250,000	5.625%, 03/15/2026 (Acquired 03/15/2018, Cost $250,000)(c) (d)	253,125
	Netflix, Inc.
250,000	5.500%, 02/15/2022	259,063
1,000,000	5.750%, 03/01/2024	1,027,500
		5,668,688
	Interactive Media & Services	0.48%
	Match Group, Inc.
1,000,000	5.000%, 12/15/2027 (Acquired 11/17/2017, Cost $990,270)(c) (d)	1,000,100
	Media	2.77%
	AMC Networks Inc.
1,500,000	5.000%, 04/01/2024	1,481,250
	The E.W. Scripps Co.
250,000	5.125%, 05/15/2025 (Acquired 04/20/2017, Cost $250,000)(c) (d)	240,937
	Gray Television, Inc.
2,060,000	5.875%, 07/15/2026 (Acquired Various Dates, Cost $2,061,091)(c) (d)	2,047,125
	Townsquare Media, Inc.
2,100,000	6.500%, 04/01/2023 (Acquired Various Dates, Cost $2,056,186)(c) (d)	1,950,375
		5,719,687
Total Communication Services (Cost $12,465,672)		12,388,475
Consumer Discretionary		12.63%
	Auto Components	0.48%
	Allison Transmission Holdings, Inc.
1,000,000	5.000%, 10/01/2024 (Acquired 03/20/2017, Cost $1,000,000)(c) (d)	997,500

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Commercial Services	1.49%
	Cimpress NV
2,000,000	7.000%, 06/15/2026 (Acquired 06/01/2018, Cost $2,000,000)(a) (c) (d)	2,042,260
	Compass Group Diversified Holdings LLC
1,000,000	8.000%, 05/01/2026 (Acquired 04/05/2018, Cost $1,000,000)(c) (d)	1,035,000
		3,077,260
	Distributors	0.97%
	LKQ Corp.
2,000,000	4.750%, 05/15/2023	2,006,500
	Diversified Consumer Services	0.48%
	Service Corporation International
1,000,000	4.500%, 11/15/2020	1,003,750
	Hotels, Restaurants & Leisure	2.13%
	Nathan's Famous, Inc.
1,000,000	6.625%, 11/01/2025 (Acquired Various Dates, Cost $1,001,875)(c) (d)	1,003,750
	Royal Caribbean Cruises Ltd.
1,615,000	7.500%, 10/15/2027(a)	1,915,444
	Six Flags Entertainment Corp.
1,500,000	5.500%, 04/15/2027 (Acquired 03/30/2017, Cost $1,500,000)(c) (d)	1,488,750
		4,407,944
	Leisure Products	2.10%
	Brunswick Corp.
3,000,000	7.375%, 09/01/2023	3,362,025
	Mattel, Inc.
1,000,000	6.750%, 12/31/2025 (Acquired 12/15/2017, Cost $1,000,000)(c) (d)	982,500
		4,344,525
	Media	1.33%
	Cinemark USA, Inc.
1,000,000	5.125%, 12/15/2022	1,010,000
	Lions Gate Capital Holdings LLC
250,000	5.875%, 11/01/2024 (Acquired 10/13/2016, Cost $249,402)(c) (d)	257,500
	Sirius XM Radio, Inc.
1,500,000	4.625%, 05/15/2023 (Acquired Various Dates, Cost $1,530,198)(c) (d)	1,490,550
		2,758,050
	Specialty Retail	1.92%
	Penske Automotive Group, Inc.
2,500,000	5.750%, 10/01/2022	2,548,437
	Sonic Automotive, Inc.
1,500,000	5.000%, 05/15/2023	1,421,250
		3,969,687

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Textiles, Apparel & Luxury Goods	1.73%
	PVH Corp.
3,120,000	7.750%, 11/15/2023	3,572,400
Total Consumer Discretionary (Cost $24,480,943)		26,137,616
Consumer Staples		4.19%
	Food Products	4.19%
	Darling Ingredients, Inc.
1,100,000	5.375%, 01/15/2022	1,112,375
	Lamb Weston Holdings, Inc.
1,500,000	4.875%, 11/01/2026 (Acquired Various Dates, Cost $1,490,625)(c) (d)	1,475,625
	Pilgrim's Pride Corp.
1,000,000	5.750%, 03/15/2025 (Acquired 05/23/2018, Cost $970,820)(c) (d)	967,500
	TreeHouse Foods, Inc.
2,000,000	4.875%, 03/15/2022	2,010,000
3,000,000	6.000%, 02/15/2024 (Acquired 01/21/2016, Cost $3,000,000)(c) (d)	3,108,750
Total Consumer Staples (Cost $8,561,445)		8,674,250
Energy		10.28%
	Energy Equipment & Services	0.68%
	Forum Energy Technologies Inc.
1,405,000	6.250%, 10/01/2021	1,408,513
	Oil, Gas & Consumable Fuels	9.60%
	Andeavor Logistics LP
3,500,000	6.875% (3 Month LIBOR USD + 4.652%), 08/15/2023	3,522,312
	Andeavor Logistics LP / Tesoro Logistics Finance Corp.
1,000,000	5.500%, 10/15/2019	1,020,020
	Delek Logistics Partners LP / Delek Logistics Finance Corp.
2,000,000	6.750%, 05/15/2025	2,025,000
	Holly Energy Partners, L.P.
2,500,000	6.000%, 08/01/2024 (Acquired Various Dates, Cost $2,565,000)(c) (d)	2,568,750
	Jagged Peak Energy Inc.
1,250,000	5.875%, 05/01/2026 (Acquired Various Dates, Cost $1,256,250)(c) (d)	1,246,875
	Parsley Energy LLC / Parsley Finance Corp.
250,000	6.250%, 06/01/2024 (Acquired 05/24/2016, Cost $250,000)(c) (d)	261,250
1,000,000	5.375%, 01/15/2025 (Acquired Various Dates, Cost $996,250)(c) (d)	1,007,500
	SemGroup Corp / Rose Rock Finance Corp.
1,000,000	5.625%, 11/15/2023	977,500

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Seven Generations Energy Ltd.
1,275,000	6.750%, 05/01/2023 (Acquired Various Dates, Cost $1,255,482)(a) (c) (d)	1,318,031
1,000,000	5.375%, 09/30/2025 (Acquired Various Dates, Cost $1,006,563)(a) (c) (d)	976,250
	Whiting Petroleum Corp.
250,000	6.625%, 01/15/2026	260,938
	WildHorse Resource Development Corp.
4,500,000	6.875%, 02/01/2025	4,668,750
		19,853,176
Total Energy (Cost $20,917,078)		21,261,689
Financials		3.53%
	Capital Markets	0.74%
	MSCI Inc.
1,500,000	5.250%, 11/15/2024 (Acquired 11/05/2014, Cost $1,500,000)(c) (d)	1,543,500
	Diversified Financial Services	2.79%
	Cogent Communications Finance Inc.
3,000,000	5.625%, 04/15/2021 (Acquired Various Dates, Cost $2,973,750)(c) (d)	3,022,500
	Cott Holdings, Inc.
1,250,000	5.500%, 04/01/2025 (Acquired Various Dates, Cost $1,249,500)(c) (d)	1,223,437
	Everi Payments Inc.
1,500,000	7.500%, 12/15/2025 (Acquired 11/20/2017, Cost $1,500,000)(c) (d)	1,518,750
		5,764,687
Total Financials (Cost $7,223,250)		7,308,187
Health Care		4.92%
	Health Care Equipment & Supplies	0.47%
	Catalent Pharma Solutions, Inc.
1,000,000	4.875%, 01/15/2026 (Acquired 10/13/2017, Cost $1,000,000)(c) (d)	967,500
	Health Care Providers & Services	0.99%
	Centene Corp.
1,500,000	5.625%, 02/15/2021	1,530,000
500,000	6.125%, 02/15/2024	526,250
		2,056,250
	Pharmaceuticals	3.46%
	Bausch Health Companies Inc.
1,500,000	5.500%, 11/01/2025 (Acquired Various Dates, Cost $1,507,500)(a) (c) (d)	1,505,625
500,000	9.000%, 12/15/2025 (Acquired 12/04/2017, Cost $493,055)(a) (c) (d)	540,000
1,000,000	9.250%, 04/01/2026 (Acquired 03/12/2018, Cost $1,000,000)(c) (d)	1,081,250

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Endo Finance LLC / Endo Finco Inc.
1,500,000	7.250%, 01/15/2022 (Acquired Various Dates, Cost $1,383,183)(c) (d)	1,470,000
	Horizon Pharma, Inc.
2,500,000	6.625%, 05/01/2023	2,562,500
		7,159,375
Total Health Care (Cost $9,817,427)		10,183,125
Industrials		15.27%
	Aerospace & Defense	4.22%
	KLX Inc.
2,000,000	5.875%, 12/01/2022 (Acquired 11/21/2014, Cost $2,000,000)(c) (d)	2,071,000
	TransDigm, Inc.
2,000,000	5.500%, 10/15/2020	2,005,000
250,000	6.000%, 07/15/2022	254,688
500,000	6.375%, 06/15/2026	506,250
	Triumph Group Inc.
4,000,000	4.875%, 04/01/2021	3,880,000
		8,716,938
	Commercial Services & Supplies	4.88%
	Covanta Holding Corp.
250,000	5.875%, 03/01/2024	255,862
1,500,000	5.875%, 07/01/2025	1,518,750
	LSC Communications, Inc.
2,000,000	8.750%, 10/15/2023 (Acquired Various Dates, Cost $2,068,125)(c) (d)	2,027,500
	Matthews International Corp.
1,250,000	5.250%, 12/01/2025 (Acquired Various Dates, Cost $1,263,750)(c) (d)	1,212,500
	Mobile Mini, Inc.
1,000,000	5.875%, 07/01/2024	1,017,500
	Quad Graphics, Inc.
4,000,000	7.000%, 05/01/2022	4,070,000
		10,102,112
	Construction & Engineering	1.74%
	Great Lakes Dredge & Dock Corp.
1,500,000	8.000%, 05/15/2022	1,545,000
	Tutor Perini Corp.
2,000,000	6.875%, 05/01/2025 (Acquired Various Dates, Cost $2,038,750)(c) (d)	2,060,000
		3,605,000
	Electrical Equipment	0.70%
	Itron, Inc.
1,500,000	5.000%, 01/15/2026 (Acquired Various Dates, Cost $1,500,000)(c) (d)	1,443,750

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Professional Services	1.80%
	FTI Consulting, Inc.
3,625,000	6.000%, 11/15/2022	3,717,800
	Trading Companies & Distributors	1.93%
	Fly Leasing Ltd.
2,000,000	6.375%, 10/15/2021(a)	2,065,000
2,000,000	5.250%, 10/15/2024(a)	1,932,500
		3,997,500
Total Industrials (Cost $31,461,033)		31,583,100
Information Technology		4.36%
	Diversified Telecommunication Services	1.07%
	CCO Holdings LLC / CCO Holdings Capital Corp.
2,200,000	5.250%, 03/15/2021	2,215,125
	Electronic Equipment, Instruments & Components	0.49%
	Anixter Inc.
500,000	5.625%, 05/01/2019	507,500
500,000	5.125%, 10/01/2021	511,250
		1,018,750
	Internet Software & Services	0.60%
	j2 Cloud Services LLC / j2 Global Co-Obligor, Inc.
1,200,000	6.000%, 07/15/2025 (Acquired Various Dates, Cost $1,212,000)(c) (d)	1,237,500
	Software	1.50%
	Nuance Communications, Inc.
3,000,000	6.000%, 07/01/2024	3,101,250
	Software & Services	0.70%
	Cardtronics plc
1,500,000	5.500%, 05/01/2025 (Acquired Various Dates, Cost $1,474,372)(c) (d)	1,440,000
Total Information Technology (Cost $8,875,350)		9,012,625
Materials		1.59%
	Chemicals	1.00%
	Kraton Polymers LLC / Kraton Polymers Capital Corp.
1,000,000	7.000%, 04/15/2025 (Acquired 03/17/2017, Cost $1,000,000)(c) (d)	1,032,500
	OCI NV
1,000,000	6.625%, 04/15/2023 (Acquired Various Dates, Cost $1,011,250)(a) (c) (d)	1,038,750
		2,071,250

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Metals & Mining	0.59%
	Commercial Metals Co.
1,000,000	5.750%, 04/15/2026 (Acquired 04/19/2018, Cost $1,000,000)(c) (d)	972,500
250,000	5.375%, 07/15/2027	235,625
		1,208,125
Total Materials (Cost $3,261,250)		3,279,375
Telecommunication Services		3.29%
	Broadcast Media	1.22%
	Nexstar Broadcasting, Inc.
2,000,000	6.125%, 02/15/2022 (Acquired Various Dates, Cost $1,995,000)(c) (d)	2,042,500
500,000	5.625%, 08/01/2024 (Acquired 07/13/2016, Cost $500,000)(c) (d)	490,625
		2,533,125
	Diversified Telecommunication Services	2.07%
	Consolidated Communications Inc
4,500,000	6.500%, 10/01/2022	4,275,000
Total Telecommunication Services (Cost $6,799,579)		6,808,125
Total Corporate Bonds (Cost $133,863,027)		136,636,567
Bank Loans		19.51%
	Aerospace & Defense	0.96%
1,975,075	TransDigm, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.500%) (Acquired 08/16/2017, Cost $1,975,100)(c)	1,983,272
	Building Products	1.43%
2,952,173	Builders FirstSource, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.000%) (Acquired Various Dates, Cost $2,957,491)(c)	2,961,089
	Capital Goods	3.31%
4,950,000	Maxar Technologies Ltd., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 2.750%) (Acquired 07/07/2017, Cost $4,950,125)(c)	4,879,858
1,950,485	SiteOne Landscape Supply Holding, Llc, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%)(Acquired 05/10/2016, Cost $1,963,994)(c)	1,959,633
	Chemicals	1.07%
245,125	Kraton Polymers LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.500%) (Acquired 04/21/2016, Cost $242,773)(c)	246,273
	Nexeo Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.250%)
	Nexeo Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.250%)
1,955,324	Nexeo Solutions LLC, Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.250%) (Acquired Various Dates, Cost $1,963,760)(c)	1,969,500

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Commercial Services & Supplies	0.22%
440,000	LSC Communications, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.500%) (Acquired 03/28/2018, Cost $464,116)(c)	443,300
	Consumer Services	0.49%
1,000,000	Laureate Education, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.500%) (Acquired 03/22/2018, Cost $1,005,654)(c)	1,005,895
	Diversified Consumer Services	1.19%
2,437,500	Weight Watchers International, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.750%) (Acquired Various Dates, Cost $2,444,531)(c)	2,470,004
	Food Products	0.48%
990,000	Atkins Nutritionals, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 3.500%) (Acquired 07/12/2017, Cost $998,639)(c)	1,001,137
	Health Care Equipment & Supplies	0.52%
1,074,510	Catalent Pharma Solutions Inc, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.250%)(b)	1,082,821
	Machinery	0.49%
1,000,000	Welbilt, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%) (Acquired 08/18/2017, Cost $1,000,000)(c)	1,006,565
	Media	1.00%
1,091,750	CBS Radio Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.750%) (Acquired Various Dates, Cost $1,089,250)(c)	1,084,632
990,000	The E.W. Scripps Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.000%) (Acquired 08/18/2017, Cost $991,259)(c)	992,787
	Metals & Mining	1.42%
2,992,500	US Silica Co., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.000%) (Acquired 04/27/2018, Cost $2,977,538)(c)	2,935,448
	Oil, Gas & Consumable Fuels	0.48%
997,500	Keane Group Holdings, LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.750%) (Acquired 05/18/2018, Cost $995,000)(c)	991,266
	Pharmaceuticals	3.29%
1,415,783	Akorn, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.750%) (Acquired Various Dates, Cost $1,388,852)(c)	1,375,079
2,438,973	Bausch Health Companies Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.000%) (Acquired Various Dates, Cost $2,418,788)(c)	2,454,107
2,890,775	Horizon Pharma, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.250%) (Acquired Various Dates, Cost $2,897,238)(c)	2,919,075
55,000	Innoviva, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 4.500%) (Acquired 08/15/2017, Cost $55,417)(c)	55,275

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Software	0.68%
653,820	SS&C Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.250%) (Acquired 02/28/2018, Cost $656,481)(c)	655,252
253,791	SS&C Technologies Holdings, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 2.250%) (Acquired 02/28/2018, Cost $255,371)(c)	254,346
500,000	SS&C Technologies Holdings, Inc., Senior Secured First Lien Term Loan (Acquired 08/16/2018, Cost $498,750)(c)	500,975
	Software & Services	0.34%
706,667	Blucora, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.000%) (Acquired 11/29/2017, Cost $712,070)(c)	711,529
	Technology Hardware & Equipment	0.23%
468,750	KEMET Corp., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 6.000%) (Acquired 06/30/2017, Cost $477,672)(c)	478,125
	Telecommuincations	0.48%
992,462	Internap Corp., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 5.750%)(b)	1,000,318
	Telecommunications	0.94%
994,987	Avaya, Inc., Senior Secured First Lien Term Loan (1 Month LIBOR USD + 4.250%) (Acquired Various Dates, Cost $999,220)(c)	1,005,017
975,000	Fusion Connect, Inc., Senior Secured First Lien Term Loan (3 Month LIBOR USD + 7.500%) (Acquired 05/03/2018, Cost $937,884)(c)	928,687
	Trading Companies & Distributors	0.49%
1,000,000	Foundation Building Materials Holding Company LLC, Senior Secured First Lien Term Loan (1 Month LIBOR USD + 3.250%)(Acquired 05/11/2018, Cost $997,500)(c)	1,006,250
Total Bank Loans (Cost $40,291,180)		40,357,515

The accompanying notes are an integral part of these financial statements.

BUFFALO HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
Short Term Investment		3.30%
Investment Company		3.30%
6,833,702	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.96%(e)	6,833,702
Total Investment Company		6,833,702
Total Short Term Investment (Cost $6,833,702)		6,833,702
Total Investments (Cost $199,301,624)		98.80 204,387,234%
Other Assets in Excess of Liabilities		1.20 2,483,751%
Total Net Assets		100.00 206,870,985%

(a)  Foreign Issued Securities. The total value of these securities amounted to $14,501,549 (7.01% of net assets at September 30, 2018.

(b)  These securities are deemed illiquid. The total value of these securities amounted to $2,083,139 (1.01% of net assets) at September 30, 2018.

(c)  Restricted security deemed liquid. The total value of restricted securities is $100,065,066 (48.37% of net assets) at September 30, 2018.

(d)  144A Securities. The total value of these securities amounted to $65,003,348 (31.42% of net assets) at September 30, 2018.

(e)  The rate quoted is the annualized seven-day effective yield as of September 30, 2018.

* See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)

Shares or Face Amount		$ Fair Value*
Common Stocks		91.87%
Belgium		1.08%
	Beverages	1.08%
36,500	Anheuser-Busch InBev SA/NV	3,195,046
Total Belgium (Cost $3,579,641)		3,195,046
Brazil		0.43%
	Beverages	0.43%
278,400	Ambev SA — ADR	1,272,288
Total Brazil (Cost $1,455,013)		1,272,288
Canada		1.46%
	Road & Rail	1.46%
48,000	Canadian National Railway Co.	4,310,400
Total Canada (Cost $3,262,226)		4,310,400
Cayman Islands		0.34%
	Interactive Media & Services	0.34%
25,000	Tencent Holdings Ltd. — ADR	1,021,000
Total Cayman Islands (Cost $1,025,075)		1,021,000
Finland		0.79%
	Leisure Products	0.79%
57,000	Amer Sports Oyj	2,329,232
Total Finland (Cost $1,577,187)		2,329,232
France		18.05%
	Beverages	1.13%
20,500	Pernod Ricard SA	3,362,155
	Chemicals	1.14%
25,702	Air Liquide SA	3,375,242
	Electrical Equipment	1.68%
62,000	Schneider Electric SE	4,978,409

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Food Products	0.34%
14,280	Vilmorin & Cie S.A.	996,625
	Hotels, Restaurants & Leisure	1.34%
77,000	Accor SA	3,955,631
	Life Sciences Tools & Services	4.27%
8,100	Eurofins Scientific SE	4,608,340
58,341	Sartorius Stedim Biotech	8,033,177
		12,641,517
	Media	0.86%
15,000	Publicis Groupe SA	895,803
45,000	JCDecaux SA	1,646,695
		2,542,498
	Professional Services	0.22%
25,000	Bureau Veritas SA	645,556
	Software	2.02%
40,000	Dassault Systemes SE	5,985,490
	Textiles, Apparel & Luxury Goods	5.05%
17,000	Kering	9,118,027
16,500	LVMH Moet Hennessy Louis Vuitton SE	5,830,617
		14,948,644
Total France (Cost $33,916,369)		53,431,767
Germany		28.72%
	Chemicals	3.64%
24,000	Linde AG	5,667,766
56,000	Symrise AG	5,106,009
		10,773,775
	Construction Materials	1.09%
41,500	HeidelbergCement AG	3,241,468
	Electronic Equipment, Instruments & Components	1.42%
113,711	Jenoptik AG	4,189,750
	Entertainment	0.88%
58,000	CTS Eventim AG & Co. KGaA	2,600,315
	Health Care Equipment & Supplies	2.26%
79,525	Carl Zeiss Meditec AG	6,684,675
	Health Care Providers & Services	2.08%
84,000	Fresenius SE & Co. KGaA	6,159,738
The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Household Products	1.72%
47,900	Henkel AG & Co. KGaA	5,081,605
	Industrial Conglomerates	1.59%
36,700	Siemens A.G. — ADR	4,692,592
	Insurance	1.43%
19,200	Muenchener Rueckversicherungs-Gesellschaft AG.	4,241,016
	IT Services	3.84%
52,500	Wirecard AG	11,358,321
	Pharmaceuticals	2.18%
19,400	Bayer AG	1,720,792
41,000	Bayer AG — ADR	907,740
37,000	Merck KGaA	3,822,862
		6,451,394
	Semiconductors & Semiconductor Equipment	0.73%
95,000	Infineon Technologies AG	2,161,806
	Software	2.46%
59,300	SAP SE — ADR	7,293,900
	Textiles, Apparel & Luxury Goods	1.82%
19,200	adidas AG	4,695,541
1,416	Puma SE	698,661
		5,394,202
	Trading Companies & Distributors	1.58%
76,000	Brenntag AG	4,687,029
Total Germany (Cost $53,512,279)		85,011,586
Hong Kong		2.73%
	Gas Utilities	0.57%
300,000	Beijing Enterprise Holdings Ltd.	1,681,363
	Industrial Conglomerates	1.63%
44,184	Jardine Matheson Holding Ltd.	2,771,979
56,695	Jardine Strategic Holdings Ltd.	2,057,696
		4,829,675
	Specialty Retail	0.53%
880,750	L'Occitane International SA	1,579,928
Total Hong Kong (Cost $7,398,246)		8,090,966

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
India		1.20%
	Banks	1.20%
419,180	ICICI Bank Ltd — ADR	3,558,838
Total India (Cost $4,033,683)		3,558,838
Ireland		1.11%
	Construction Materials	1.11%
30,300	CRH PLC — ADR	991,416
70,000	CRH PLC	2,290,825
		3,282,241
Total Ireland (Cost $3,707,942)		3,282,241
Italy		1.99%
	Beverages	1.99%
690,000	Davide Campari — Milano S.p.A.	5,875,825
Total Italy (Cost $2,639,510)		5,875,825
Japan		4.35%
	Beverages	0.47%
32,000	Asahi Group Holdings Ltd.	1,388,392
	Electronic Equipment, Instruments & Components	2.37%
25,000	Murata Manufacturing Co., Ltd.	3,841,403
75,000	Omron Corp.	3,169,330
		7,010,733
	Internet & Direct Marketing Retail	0.62%
61,000	START TODAY Co., LTD.	1,845,229
	Machinery	0.89%
14,000	FANUC Corp.	2,633,859
Total Japan (Cost $9,401,320)		12,878,213
Netherlands		6.59%
	IT Services	1.99%
87,499	InterXion Holding NV(a)	5,888,683

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Oil, Gas & Consumable Fuels	0.91%
39,400	Royal Dutch Shell PLC. — Class A — ADR	2,684,716
	Personal Products	1.40%
74,700	Unilever N.V. — NY Shares — ADR	4,149,585
	Semiconductors & Semiconductor Equipment	1.69%
22,741	ASML Holding NV — NY Shares — ADR	4,275,763
40,000	STMicroelectronics N.V.	732,103
		5,007,866
	Trading Companies & Distributors	0.60%
23,000	IMCD N.V.	1,790,040
Total Netherlands (Cost $11,246,372)		19,520,890
Norway		1.99%
	Commercial Services & Supplies	1.62%
192,000	Tomra Systems ASA	4,788,942
	Diversified Telecommunication Services	0.37%
56,000	Telenor ASA	1,095,115
Total Norway (Cost $2,699,747)		5,884,057
Republic of Korea		0.57%
	Semiconductors & Semiconductor Equipment	0.57%
40,000	Samsung Electronic Co., Ltd.	1,674,035
Total Republic of Korea (Cost $894,090)		1,674,035
Spain		2.36%
	Biotechnology	1.41%
195,300	Grifols SA — ADR	4,173,561
	Specialty Retail	0.95%
93,500	Industria de Diseno Textil, S.A.	2,824,779
Total Spain (Cost $6,504,925)		6,998,340

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
Sweden		0.91%
	Electronic Equipment, Instruments & Components	0.91%
46,000	Hexagon AB — B Shares	2,693,150
Total Sweden (Cost $2,663,300)		2,693,150
Switzerland		5.29%
	Capital Markets	0.90%
53,337	Julius Baer Group Ltd.	2,665,577
	Construction Materials	0.64%
38,500	LafargeHolcim Ltd.	1,906,015
	Insurance	1.50%
48,000	Swiss Re AG	4,422,545
	Pharmaceuticals	1.08%
8,200	Roche Holding AG	1,982,886
40,400	Roche Holding AG — ADR	1,218,464
		3,201,350
	Specialty Retail	1.17%
30,700	Dufry AG	3,468,598
Total Switzerland (Cost $16,138,429)		15,664,085
Taiwan, Province of China		2.41%
	Semiconductors & Semiconductor Equipment	2.41%
161,281	Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	7,122,169
Total Taiwan, Province of China (Cost $2,178,768)		7,122,169
United Kingdom		9.50%
	Beverages	1.16%
24,300	Diageo PLC — ADR	3,442,581
	Health Care Equipment & Supplies	1.38%
110,100	Smith & Nephew plc — ADR	4,083,609
	Hotels, Restaurants & Leisure	2.53%
63,264	InterContinental Hotels Group PLC	3,938,026
57,800	Whitbread PLC	3,552,515
		7,490,541

The accompanying notes are an integral part of these financial statements.

BUFFALO INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Insurance	1.77%
34,000	Aon PLC	5,228,520
	Internet & Direct Marketing Retail	0.86%
34,000	ASOS Plc(a)	2,549,550
	Media	1.05%
110,600	Liberty Global PLC — Series C(a)	3,114,496
	Trading Companies & Distributors	0.75%
70,000	Ashtead Group Plc	2,220,992
Total United Kingdom (Cost $23,121,401)		28,130,289
Total Common Stocks (Cost $190,955,523)		271,944,417
Short Term Investment		9.28%
Investment Company		9.28%
27,480,704	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.96%(b)	27,480,704
Total Investment Company		27,480,704
Total Short Term Investment (Cost $27,480,704)		27,480,704
Total Investments (Cost $218,436,227)		101.15 299,425,121%
Liabilities in Excess of Other Assets		(1.15 (3,411,283))%
Total Net Assets		100.00 296,013,838%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  The rate quoted is the annualized seven-day effective yield as of September 30, 2018.

* See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

As of September 30, 2018, the industry diversification was as follows:

	$ Fair Value	Percentage
Common Stocks
Banks	3,558,838	1.20%
Beverages	18,536,287	6.26%
Biotechnology	4,173,561	1.41%
Capital Markets	2,665,577	0.90%
Chemicals	14,149,017	4.78%
Commercial Services & Supplies	4,788,942	1.62%
Construction Materials	8,429,723	2.85%
Diversified Telecommunication Services	1,095,115	0.37%
Electrical Equipment	4,978,409	1.68%
Electronic Equipment, Instruments & Components	13,893,634	4.69%
Entertainment	2,600,315	0.88%
Food Products	996,626	0.34%
Gas Utilities	1,681,363	0.57%
Health Care Equipment & Supplies	10,768,284	3.64%
Health Care Providers & Services	6,159,738	2.08%
Hotels, Restaurants & Leisure	11,446,173	3.87%
Household Products	5,081,604	1.72%
Industrial Conglomerates	9,522,267	3.22%
Insurance	13,892,081	4.69%
Interactive Media & Services	1,021,000	0.34%
Internet & Direct Marketing Retail	4,394,779	1.48%
IT Services	17,247,003	5.83%
Leisure Products	2,329,231	0.79%
Life Sciences Tools & Services	12,641,517	4.27%
Machinery	2,633,858	0.89%
Media	5,656,994	1.91%
Oil, Gas & Consumable Fuels	2,684,716	0.91%
Personal Products	4,149,585	1.40%
Pharmaceuticals	9,652,745	3.26%
Professional Services	645,556	0.22%
Road & Rail	4,310,400	1.46%
Semiconductors & Semiconductor Equipment	15,965,876	5.39%
Software	13,279,391	4.48%
Specialty Retail	7,873,305	2.66%
Textiles, Apparel & Luxury Goods	20,342,846	6.87%
Trading Companies & Distributors	8,698,061	2.94%
Total Common Stocks	271,944,417	91.87%

The accompanying notes are an integral part of these financial statements.

	$ Fair Value	Percentage
Short Term Investment
Investment Company	27,480,704	9.28%
Total Short Term Investment	27,480,704	9.28%
Total Investments	299,425,121	101.15%
Liabilities in Excess of Other Assets	(3,411,283)	(1.15)%
TOTAL NET ASSETS	296,013,838	100.00%

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)

Shares or Face Amount		$ Fair Value*
Common Stocks		93.53%
Communication Services		10.54%
	Entertainment	2.77%
7,100	Electronic Arts Inc.(a)	855,479
20,600	Live Nation Entertainment, Inc.(a)	1,122,082
		1,977,561
	Interactive Media & Services	7.77%
2,845	Alphabet, Inc. — Class A(a)	3,434,143
1,148	Alphabet, Inc. — Class C(a)	1,370,103
4,450	Facebook, Inc. — Class A(a)	731,847
		5,536,093
Total Communication Services (Cost $3,851,163)		7,513,654
Consumer Discretionary		20.32%
	Hotels, Restaurants & Leisure	1.18%
6,355	Marriott International, Inc. — Class A	839,051
	Internet & Direct Marketing Retail	8.72%
2,485	Amazon.com, Inc.(a)	4,977,455
625	Booking Holdings, Inc.(a)	1,240,000
		6,217,455
	Specialty Retail	6.75%
17,500	Lowe's Companies, Inc.	2,009,350
3,700	O'Reilly Automotive, Inc.(a)	1,285,084
13,500	The TJX Companies, Inc.	1,512,270
		4,806,704
	Textiles, Apparel & Luxury Goods	3.67%
15,500	Luxottica Group S.p.A. — ADR(b)	1,055,395
6,320	NIKE, Inc. — Class B	535,430
52,800	Under Armour, Inc. — Class C(a)	1,027,488
		2,618,313
Total Consumer Discretionary (Cost $6,483,570)		14,481,523
Consumer Staples		1.07%
	Personal Products	1.07%
5,250	The Estee Lauder Companies Inc. — Class A	762,930
Total Consumer Staples (Cost $492,128)		762,930

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
Energy		1.85%
	Energy Equipment & Services	1.85%
21,579	Schlumberger Ltd.(b)	1,314,592
Total Energy (Cost $1,286,750)		1,314,592
Financials		7.88%
	Capital Markets	7.88%
12,600	CME Group Inc.	2,144,646
19,375	Intercontinental Exchange, Inc.	1,450,994
7,100	S&P Global, Inc.	1,387,269
5,800	T. Rowe Price Group Inc.	633,244
Total Financials (Cost $2,690,499)		5,616,153
Health Care		14.66%
	Biotechnology	2.50%
6,720	Alnylam Pharmaceuticals, Inc.(a)	588,135
2,000	Biogen Idec Inc.(a)	706,620
18,305	Portola Pharmaceuticals, Inc.(a)	487,462
		1,782,217
	Health Care Equipment & Supplies	5.39%
14,100	Abbott Laboratories	1,034,376
13,900	Danaher Corp.	1,510,374
13,200	Medtronic, PLC(b)	1,298,484
		3,843,234
	Health Care Providers & Services	0.99%
2,635	UnitedHealth Group Inc.	701,015
	Health Care Technology	1.49%
7,950	athenahealth Inc.(a)	1,062,120
	Life Sciences Tools & Services	1.19%
2,300	Illumina, Inc.(a)	844,238
	Pharmaceuticals	3.10%
25,000	Mylan NV(a) (b)	915,000
43,000	Roche Holding AG — ADR(b)	1,296,880
		2,211,880
Total Health Care (Cost $9,251,701)		10,444,704

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
Industrials		10.43%
	Air Freight & Logistics	2.10%
6,200	FedEx Corp.	1,492,898
	Airlines	1.44%
17,800	Delta Air Lines, Inc.	1,029,374
	Building Products	1.64%
32,000	Masco Corp.	1,171,200
	Commercial Services & Supplies	1.75%
13,800	Waste Management, Inc.	1,246,968
	Industrial Conglomerates	1.66%
7,100	Honeywell International, Inc.	1,181,440
	Road & Rail	1.84%
11,600	Kansas City Southern	1,314,048
Total Industrials (Cost $6,284,747)		7,435,928
Information Technology		24.88%
	Electronic Equipment, Instruments & Components	1.32%
21,600	Trimble Inc.(a)	938,736
	IT Services	4.85%
14,100	PayPal Holdings, Inc.(a)	1,238,544
14,800	Visa Inc. — Class A	2,221,332
		3,459,876
	Semiconductors & Semiconductor Equipment	4.08%
22,015	QUALCOMM, Inc.	1,585,741
16,500	Xilinx, Inc.	1,322,805
		2,908,546
	Software	10.51%
3,300	Intuit Inc.	750,420
43,800	Microsoft Corp.	5,009,406
10,900	salesforce.com, inc.(a)	1,733,427
		7,493,253
	Technology Hardware, Storage & Peripherals	4.12%
12,995	Apple Inc.	2,933,491
Total Information Technology (Cost $10,041,471)		17,733,902

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
Materials		1.90%
	Chemicals	1.90%
8,400	Praxair, Inc.	1,350,132
Total Materials (Cost $944,747)		1,350,132
Total Common Stocks (Cost $41,326,776)		66,653,518
Real Estate Investment Trust (REIT)		2.31%
	Real Estate	2.31%
3,811	Equinix Inc.	1,649,744
Total Real Estate (Cost $885,242)		1,649,744
Total REIT (Cost $885,242)		1,649,744
Short Term Investment		4.04%
Investment Company		4.04%
2,876,227	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.96%(c)	2,876,227
Total Investment Company		2,876,227
Total Short Term Investment (Cost $2,876,227)		2,876,227
Total Investments (Cost $45,088,245)		99.88 71,179,489%
Other Assets in Excess of Liabilities		0.12 88,351%
Total Net Assets		100.00 71,267,840%

ADR  American Depositary Receipt

PLC  Public Limited Company

(a)  Non Income Producing.

(b)  Foreign Issued Security. The total value of these securities amounted to $5,880,351 (8.25% of net assets) at September 30, 2018.

The accompanying notes are an integral part of these financial statements.

BUFFALO LARGE CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2018.

* See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)

Shares or Face Amount		$ Fair Value*
Common Stocks		96.73%
Communication Services		4.38%
	Entertainment	3.32%
17,840	Electronic Arts Inc.(a)	2,149,542
14,897	Live Nation Entertainment, Inc.(a)	811,439
509,100	Zynga Inc. — Class A(a)	2,041,491
		5,002,472
	Media	1.06%
22,329	Liberty Media Corp-Liberty Formula One — Class A(a)	794,466
21,723	Liberty Media Corp-Liberty Formula One — Class B(a)	807,878
		1,602,344
Total Communication Services (Cost $5,862,890)		6,604,816
Consumer Discretionary		11.68%
	Distributors	1.89%
89,757	LKQ Corp.(a)	2,842,604
	Hotels, Restaurants & Leisure	2.32%
61,045	Norwegian Cruise Line Holdings Ltd.(a) (b)	3,505,815
	Household Durables	3.12%
8,178	Mohawk Industries, Inc.(a)	1,434,012
54,020	Sony Corp. — ADR(b)	3,276,313
		4,710,325
	Internet & Direct Marketing Retail	2.27%
26,187	Expedia Group, Inc.	3,416,880
	Specialty Retail	1.39%
28,127	CarMax, Inc.(a)	2,100,243
	Textiles, Apparel & Luxury Goods	0.69%
53,380	Under Armour, Inc. — Class C(a)	1,038,775
Total Consumer Discretionary (Cost $13,218,842)		17,614,642
Consumer Staples		0.66%
	Beverages	0.66%
4,584	Constellation Brands, Inc. — Class A	988,402
Total Consumer Staples (Cost $637,851)		988,402

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
Financials		10.14%
	Capital Markets	10.14%
17,000	CME Group Inc.	2,893,570
8,685	MarketAxess Holdings, Inc.	1,550,186
19,110	Moody's Corp.	3,195,192
22,801	MSCI, Inc.	4,045,125
19,220	Northern Trust Corp.	1,962,939
39,811	Oaktree Capital Group LLC	1,648,175
Total Financials (Cost $4,716,980)		15,295,187
Health Care		15.45%
	Biotechnology	6.14%
11,995	Alnylam Pharmaceuticals, Inc.(a)	1,049,802
44,435	Exact Sciences Corp.(a)	3,506,810
12,940	Ligand Pharmaceuticals Inc.(a)	3,551,901
43,300	Portola Pharmaceuticals, Inc.(a)	1,153,079
		9,261,592
	Health Care Technology	1.50%
35,105	Cerner Corp.(a)	2,261,113
	Life Sciences Tools & Services	5.85%
20,960	Bio-Techne Corp	4,278,146
4,605	Illumina, Inc.(a)	1,690,311
55,235	Syneos Health, Inc.(a)	2,847,364
		8,815,821
	Pharmaceuticals	1.96%
32,362	Zoetis Inc	2,963,065
Total Health Care (Cost $14,023,231)		23,301,591
Industrials		20.75%
	Building Products	2.43%
49,303	Masco Corp.	1,804,490
24,234	Trex Co., Inc.(a)	1,865,533
		3,670,023
	Electrical Equipment	2.08%
39,700	AMETEK, Inc.	3,141,064

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Machinery	2.96%
110,437	Evoqua Water Technologies Corp.(a)	1,963,570
6,871	Nordson Corp.	954,382
13,062	WABCO Holdings Inc.(a)	1,540,532
		4,458,484
	Professional Services	8.68%
7,723	CoStar Group, Inc.(a)	3,250,147
19,085	Equifax Inc.	2,491,928
59,559	IHS Markit Ltd.(a) (b)	3,213,804
34,205	Verisk Analytics, Inc(a)	4,123,413
		13,079,292
	Road & Rail	2.04%
27,205	Kansas City Southern	3,081,783
	Trading Companies & Distributors	2.56%
46,415	HD Supply Holdings, Inc.(a)	1,986,098
61,185	Univar Inc.(a)	1,875,932
		3,862,030
Total Industrials (Cost $21,531,504)		31,292,676
Information Technology		28.14%
	Communications Equipment	4.60%
17,236	F5 Networks, Inc.(a)	3,437,203
15,510	Palo Alto Networks, Inc.(a)	3,493,783
		6,930,986
	IT Services	1.00%
18,160	GoDaddy, Inc. — Class A(a)	1,514,362
	Semiconductors & Semiconductor Equipment	2.65%
96,690	Marvell Technology Group Ltd.(b)	1,866,117
24,990	NXP Semiconductors NV(b)	2,136,645
		4,002,762

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount	$ Fair Value*
	Software	19.89%
24,994	Aspen Technology, Inc.(a)	2,847,067
43,550	Dropbox, Inc. — Class A(a)	1,168,446
31,329	Guidewire Software Inc.(a)	3,164,542
38,995	LogMeIn, Inc.	3,474,454
28,070	Proofpoint, Inc.(a)	2,984,683
53,855	RealPage, Inc.(a)	3,549,045
23,410	Red Hat, Inc.(a)	3,190,315
21,330	ServiceNow, Inc.(a)	4,172,788
18,403	VMware, Inc. — Class A(a)	2,871,972
36,095	Zendesk, Inc.(a)	2,562,745
		29,986,057
Total Information Technology (Cost $27,976,673)		42,434,167
Materials		4.11%
	Chemicals	3.12%
12,301	Air Products & Chemicals, Inc.	2,054,882
30,405	FMC Corp.	2,650,708
		4,705,590
	Construction Materials	0.99%
81,640	Summit Materials, Inc. — Class A(a)	1,484,215
Total Materials (Cost $4,466,248)		6,189,805
Real Estate		1.42%
	Real Estate Management & Development	1.42%
48,439	CBRE Group, Inc. — Class A(a)	2,136,160
Total Real Estate (Cost $2,128,859)		2,136,160
Total Common Stocks (Cost $94,563,078)		145,857,446
Real Estate Investment Trust (REIT)		1.65%
	Real Estate	1.65%
5,749	Equinix Inc.	2,488,685
Total Real Estate (Cost $959,502)		2,488,685
Total REIT (Cost $959,502)		2,488,685

The accompanying notes are an integral part of these financial statements.

BUFFALO MID CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
Short Term Investment		1.05%
Investment Company		1.05%
1,586,079	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.96%(c)	1,586,079
Total Investment Company		1,586,079
Total Short Term Investment (Cost $1,586,079)		1,586,079
Total Investments (Cost $97,108,659)		99.43 149,932,210%
Other Assets in Excess of Liabilities		0.57 855,065%
Total Net Assets		100.00 150,787,275%

ADR  American Depositary Receipt

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $13,998,694 (9.28% of net assets) at September 30, 2018.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2018.

* See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED)

Shares or Face Amount		$ Fair Value*
Common Stocks		95.17%
Communication Services		0.63%
	Diversified Telecommunication Services	0.63%
70,575	Bandwidth Inc. — Class A(a)	3,780,703
Total Communication Services (Cost $3,474,797)		3,780,703
Consumer Discretionary		11.69%
	Auto Components	1.43%
364,015	Motorcar Parts of America, Inc.(a)	8,536,152
	Hotels, Restaurants & Leisure	4.49%
178,840	Dave & Buster's Entertainment, Inc.	11,842,785
279,560	Penn National Gaming, Inc.(a)	9,203,115
218,195	Red Rock Resorts, Inc. — Class A	5,814,896
		26,860,796
	Household Durables	0.72%
110,115	Installed Building Products Inc(a)	4,294,485
	Specialty Retail	3.61%
237,730	At Home Group Inc.(a)	7,495,627
165,450	Floor & Decor Holdings, Inc. — Class A(a)	4,991,626
138,955	Williams-Sonoma, Inc.	9,132,123
		21,619,376
	Textiles, Apparel & Luxury Goods	1.44%
67,965	Steven Madden, Ltd.	3,595,349
258,055	Under Armour, Inc. — Class C(a)	5,021,750
		8,617,099
Total Consumer Discretionary (Cost $61,730,733)		69,927,908
Consumer Staples		1.26%
	Beverages	1.26%
95,735	MGP Ingredients, Inc.	7,561,150
Total Consumer Staples (Cost $4,843,976)		7,561,150
Energy		0.69%
	Energy Equipment & Services	0.69%
401,285	Forum Energy Technologies Inc.(a)	4,153,300
Total Energy (Cost $4,840,073)		4,153,300

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
Financials		2.49%
	Banks	0.91%
231,915	Customers Bancorp, Inc.(a)	5,456,960
	Capital Markets	1.30%
175,460	Hamilton Lane Inc. — Class A	7,769,369
	Insurance	0.28%
26,600	Health Insurance Innovations Inc — Class A(a)	1,639,890
Total Financials (Cost $11,455,552)		14,866,219
Health Care		29.44%
	Biotechnology	10.82%
314,595	Adamas Pharmaceuticals, Inc.(a)	6,298,192
150,565	Deciphera Pharmaceuticals, Inc.(a)	5,829,877
144,475	Exact Sciences Corp.(a)	11,401,967
41,510	Ligand Pharmaceuticals Inc.(a)	11,394,080
379,050	Natera, Inc.(a)	9,074,457
208,105	Portola Pharmaceuticals, Inc.(a)	5,541,836
203,705	Repligen Corp.(a)	11,297,479
50,795	Ultragenyx Pharmaceutical, Inc.(a)	3,877,690
		64,715,578
	Health Care Equipment & Supplies	3.29%
60,643	Nevro Corp.(a)	3,456,651
197,100	Novocure Ltd.(a) (b)	10,328,040
122,645	STAAR Surgical Co.(a)	5,886,960
		19,671,651
	Health Care Providers & Services	1.91%
121,358	HealthEquity, Inc.(a)	11,457,409
	Health Care Technology	4.10%
416,160	HMS Holdings Corp.(a)	13,654,210
49,180	Medidata Solutions, Inc.(a)	3,605,386
101,540	Omnicell, Inc.(a)	7,300,726
		24,560,322
	Life Sciences Tools & Services	4.74%
61,825	Bio-Techne Corp	12,619,101
85,090	Cambrex Corp.(a)	5,820,156
191,955	Syneos Health, Inc.(a)	9,895,280
		28,334,537

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
	Pharmaceuticals	4.58%
143,665	Aerie Pharmaceuticals, Inc.(a)	8,842,580
209,060	Catalent, Inc.(a)	9,522,683
130,345	Supernus Pharmaceuticals Inc.(a)	6,562,871
151,815	Verrica Pharmaceuticals, Inc.(a)	2,466,994
		27,395,128
Total Health Care (Cost $102,476,694)		176,134,625
Industrials		17.33%
	Air Freight & Logistics	2.66%
369,210	Air Transport Services Group, Inc.(a)	7,926,938
258,485	Echo Global Logistics, Inc.(a)	8,000,111
		15,927,049
	Building Products	0.92%
86,285	Masonite International Corp.(a) (b)	5,530,869
	Construction & Engineering	2.92%
88,250	Dycom Industries, Inc.(a)	7,465,950
223,800	MasTec, Inc.(a)	9,992,670
		17,458,620
	Electrical Equipment	1.60%
93,885	Bloom Energy Corp. — Class A(a)	3,199,601
112,955	Generac Holdings, Inc.(a)	6,371,791
		9,571,392
	Machinery	4.49%
337,085	Evoqua Water Technologies Corp.(a)	5,993,371
61,615	John Bean Technologies Corp.	7,350,669
496,210	Kornit Digital Ltd.(a) (b)	10,866,999
47,925	Sun Hydraulics Corp.	2,625,332
		26,836,371
	Professional Services	2.73%
121,238	ICF International, Inc.	9,147,407
146,245	Korn/Ferry International	7,201,104
		16,348,511
	Trading Companies & Distributors	2.01%
54,705	SiteOne Landscape Supply, Inc.(a)	4,121,475
256,975	Univar Inc.(a)	7,878,853
		12,000,328
Total Industrials (Cost $88,937,169)		103,673,140

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
Information Technology		30.57%
	Communications Equipment	2.62%
122,885	Acacia Communications, Inc.(a)	5,083,752
176,815	Lumentum Holdings, Inc.(a)	10,600,059
		15,683,811
	Electronic Equipment, Instruments & Components	1.28%
162,230	II-VI, Inc.(a)	7,673,479
	IT Services	5.28%
335,000	GreenSky, Inc. — Class A(a)	6,030,000
121,021	InterXion Holding NV(a) (b)	8,144,713
201,630	Twilio Inc. — Class A(a)	17,396,637
		31,571,350
	Semiconductors & Semiconductor Equipment	5.62%
106,050	Inphi Corp.(a)	4,027,779
77,445	Monolithic Power Systems Inc	9,721,671
155,540	Semtech Corp.(a)	8,648,024
95,210	Universal Display Corp.	11,225,259
		33,622,733
	Software	15.77%
451,970	8x8, Inc.(a)	9,604,363
115,225	CyberArk Software Ltd.(a) (b)	9,199,564
134,785	Five9, Inc.(a)	5,888,757
168,095	ForeScout Technologies, Inc.(a)	6,347,267
36,760	LogMeIn, Inc.	3,275,316
223,821	Mimecast Ltd(a) (b)	9,373,623
154,590	Paylocity Holding Corp.(a)	12,416,669
323,300	PROS Holdings, Inc.(a)	11,321,966
136,725	SendGrid, Inc.(a)	5,030,113
90,585	The Trade Desk, Inc. — Class A(a)	13,670,182
112,060	Varonis Systems, Inc.(a)	8,208,395
		94,336,215
Total Information Technology (Cost $107,130,803)		182,887,588
Materials		1.07%
	Construction Materials	1.07%
352,443	Summit Materials, Inc. — Class A(a)	6,407,414
Total Materials (Cost $8,268,063)		6,407,414
Total Common Stocks (Cost $393,157,860)		569,392,047

The accompanying notes are an integral part of these financial statements.

BUFFALO SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018 (UNAUDITED) Continued

Shares or Face Amount		$ Fair Value*
Real Estate Investment Trusts (REITS) — 3.87%
	Real Estate	3.87%
471,555	CoreCivic, Inc.	11,472,934
184,130	CyrusOne Inc	11,673,842
Total Real Estate (Cost $18,975,832)		23,146,776
Total REITS (Cost $18,975,832)		23,146,776
Short Term Investment		0.92%
Investment Company		0.92%
5,516,228	Fidelity Investments Money Market Funds — Government Portfolio — Class I — 1.96%(c)	5,516,228
Total Investment Company		5,516,228
Total Short Term Investment (Cost $5,516,228)		5,516,228
Total Investments (Cost $417,649,920)		99.96 598,055,051%
Other Assets in Excess of Liabilities		0.04 261,379%
Total Net Assets		100.00 598,316,430%

(a)  Non Income Producing.

(b)  Foreign Issued Securities. The total value of these securities amounted to $53,443,808 (8.93% of net assets) at September 30, 2018.

(c)  The rate quoted is the annualized seven-day effective yield as of September 30, 2018.

* See Note 1A of accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

This page intentionally left blank.

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018 (UNAUDITED)

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
ASSETS:
Investments in securities, at cost:	$1,673,138,521	$42,602,528	$73,294,722	$496,052,929	$119,840,596
Investments in securities, at value:	2,140,380,609	61,364,072	97,591,406	701,581,291	208,571,599
Cash:	—	—	—	—	—
Cash denominated in foreign currency, at value:(1)	—	—	—	—	—
Receivables:
Investments sold	6,383,910	—	—	—	827,177
Fund shares sold	2,014,447	39,634	16,235	75,410	36,154
Dividends	765,198	40,005	12,999	888,594	91,538
Interest	258,364	4,050	11,656	686,948	6,396
Other receivables	—	—	—	—	—
Other assets	61,613	9,137	10,649	21,647	11,855
Total assets	2,149,864,141	61,456,898	97,642,945	703,253,890	209,544,719
LIABILITIES:
Payables:
Investments purchased	5,743,734	49,290	1,475,000	110,888	—
Written options, at value(2) (Note 8)	—	—	—	212,225	—
Fund shares purchased	2,161,476	59,662	46,184	472,850	64,879
Management fees (Note 3)	1,765,536	45,191	115,548	575,314	154,373
Custodian fees (Note 3)	—	—	—	—	—
Other payables	—	—	—	—	—
Accrued expenses	9,318	2,895	8,696	66,401	18,030
Total liabilities	9,680,064	157,038	1,645,428	1,437,678	237,282
NET ASSETS	$2,140,184,077	$61,299,860	$95,997,517	$701,816,212	$209,307,437
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$1,537,478,498	$40,938,541	$65,629,394	$480,283,949	$75,061,448
Total distributable earnings	602,705,579	20,361,319	30,368,123	221,532,263	134,245,989
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$2,140,184,077	$61,299,860	$95,997,517	$701,816,212	$209,307,437
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Outstanding	79,658,821	3,410,393	5,182,371	43,677,484	6,096,766
NET ASSET VALUE PER SHARE	$26.87	$17.97	$18.52	$16.07	$34.33
(1) Cash denominated in foreign currencies, at cost	—	—	—	—	—
(2) Written options, premiums received	—	—	—	211,314	—

The accompanying notes are an integral part of these financial statements.

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
ASSETS:
Investments in securities, at cost:	$199,301,624	$218,436,227	$45,088,245	$97,108,659	$417,649,920
Investments in securities, at value:	204,387,234	299,425,121	71,179,489	149,932,210	598,055,051
Cash:	26,875	(14,341)	—	—	—
Cash denominated in foreign currency, at value:(1)	—	19,007	—	—	—
Receivables:
Investments sold	103,188	901,061	—	3,486,818	3,236,656
Fund shares sold	33,236	160,508	107,138	9,865	97,589
Dividends	4,519	1,111,920	29,084	46,275	425,946
Interest	3,044,258	38,369	4,456	2,773	7,102
Other receivables	—	5,224,091	—	—	—
Other assets	13,003	27,111	11,283	6,755	17,901
Total assets	207,612,313	306,892,847	71,331,450	153,484,696	601,840,245
LIABILITIES:
Payables:
Investments purchased	498,750	5,352,413	—	1,523,780	2,762,425
Written options, at value(2) (Note 8)	—	—	—	—	—
Fund shares purchased	67,850	25,130	9,956	1,033,443	257,314
Management fees (Note 3)	171,382	239,970	52,677	125,947	497,399
Custodian fees (Note 3)	—	4,316	—	—	—
Other payables	—	5,238,473	—	—	—
Accrued expenses	3,346	18,707	977	14,251	6,677
Total liabilities	741,328	10,879,009	63,610	2,697,421	3,523,815
NET ASSETS	$206,870,985	$296,013,838	$71,267,840	$150,787,275	$598,316,430
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$200,758,729	$208,026,658	$41,344,665	$90,486,314	$289,614,594
Total distributable earnings	6,112,256	87,987,180	29,923,175	60,300,961	308,701,836
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$206,870,985	$296,013,838	$71,267,840	$150,787,275	$598,316,430
Capital shares, $1.00 par value:
Authorized	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Outstanding	18,734,173	18,889,708	2,157,073	9,963,098	32,663,173
NET ASSET VALUE PER SHARE	$11.04	$15.67	$33.04	$15.13	$18.32
(1) Cash denominated in foreign currencies, at cost	—	18,926	—	—	—
(2) Written options, premiums received	—	—	—	—	—

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
INVESTMENT INCOME:
Interest	$1,219,933	$34,345	$69,772	$1,531,778	$53,115
Dividends from securities	7,277,454	724,568	219,569	11,444,354	934,536
Foreign tax withheld	(78,687)	(1,030)	—	(108,733)	—
Total investment income	8,418,700	757,883	289,341	12,867,399	987,651
EXPENSES:
Management fees (Note 3)	10,250,783	271,332	673,364	3,527,961	939,540
Registration fees	41,227	11,077	10,520	11,716	11,734
Custody fees	—	—	—	—	—
Other expenses	17,384	630	870	6,338	1,887
Total expenses	10,309,394	283,039	684,754	3,546,015	953,161
Net investment income (loss)	(1,890,694)	474,844	(395,413)	9,321,384	34,490
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investment transactions	96,717,398	1,219,110	6,746,012	8,099,839	15,093,780
Options written (Note 8)	—	—	—	553,809	—
Net unrealized appreciation/depreciation during the year on:
Investments	91,218,596	4,640,068	6,935,033	43,723,338	14,023,160
Options written (Note 8)	—	—	—	591	—
Net realized and unrealized gain	187,935,994	5,859,178	13,681,045	52,377,577	29,116,940
Net increase in net assets resulting from operations	$186,045,300	$6,334,022	$13,285,632	$61,698,961	$29,151,430
The accompanying notes are an integral part of these financial statements.

	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
INVESTMENT INCOME:
Interest	$6,105,296	$210,442	$22,735	$18,699	$75,600
Dividends from securities	84,490	3,489,245	367,812	441,611	1,156,125
Foreign tax withheld	(1,322)	(629,125)	(2,737)	(2,039)	—
Total investment income	6,188,464	3,070,562	387,810	458,271	1,231,725
EXPENSES:
Management fees (Note 3)	1,108,821	1,444,478	314,405	774,353	2,908,149
Registration fees	13,108	15,663	10,353	14,646	11,613
Custody fees	—	31,820	—	—	—
Other expenses	4,743	2,653	802	1,369	4,887
Total expenses	1,126,672	1,494,614	325,560	790,368	2,924,649
Net investment income (loss)	5,061,792	1,575,948	62,250	(332,097)	(1,692,924)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investment transactions	946,560	5,187,911	1,297,886	8,692,680	66,440,458
Options written (Note 8)	—	—	—	—	—
Net unrealized appreciation/depreciation during the year on:
Investments	(880,365)	3,677,724	7,557,453	3,840,069	50,524,980
Options written (Note 8)	—	—	—	—	—
Net realized and unrealized gain	66,195	8,865,635	8,855,339	12,532,749	116,965,438
Net increase in net assets resulting from operations	$5,127,987	$10,441,583	$8,917,589	$12,200,652	$115,272,514

STATEMENTS OF CHANGES IN
NET ASSETS

	Buffalo Discovery Fund		Buffalo Dividend Focus Fund		Buffalo Emerging Opportunities Fund
	Six Months Ended September 30, 2018 (UNAUDITED)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (UNAUDITED)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (UNAUDITED)	Year Ended March 31, 2018
OPERATIONS:
Net investment income (loss)	$(1,890,694)	$(3,092,840)	$474,844	$728,715	$(395,413)	$(991,080)
Net realized gain on investment transactions	96,717,398	82,717,910	1,219,110	791,680	6,746,012	16,176,709
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	91,218,596	150,955,830	4,640,068	3,708,149	6,935,033	2,477,927
Net increase in net assets resulting from operations	186,045,300	230,580,900	6,334,022	5,228,544	13,285,632	17,663,556
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gain from investment transactions(a)	—	(74,201,821)	(390,885)	(1,316,597)	—	(15,190,026)
CAPITAL SHARE TRANSACTIONS:
Shares sold	276,098,788	716,276,288	3,351,357	16,020,835	3,172,404	7,737,359
Reinvested dividends and distributions	—	71,881,517	381,305	1,290,308	—	14,672,957
Shares issued	276,098,788	788,157,805	3,732,662	17,311,143	3,172,404	22,410,316
Redemptions	(218,910,001)	(301,825,167)	(7,739,703)	(21,654,044)	(8,429,107)	(22,251,679)
Net increase (decrease) from capital share transactions	57,188,787	486,332,638	(4,007,041)	(4,342,901)	(5,256,703)	158,637
Total increase (decrease) in net assets	243,234,087	642,711,717	1,936,096	(430,954)	8,028,929	2,632,167
NET ASSETS:(b)
Beginning of period	1,896,949,990	1,254,238,273	59,363,764	59,794,718	87,968,588	85,336,421
End of period	$2,140,184,077	$1,896,949,990	$61,299,860	$59,363,764	$95,997,517	$87,968,588
Fund share transactions:
Shares sold	10,766,657	29,561,548	194,979	1,009,434	183,344	463,225
Reinvested dividends and distributions	—	2,953,226	21,863	78,647	—	935,776
	10,766,657	32,514,774	216,842	1,088,081	183,344	1,399,001
Shares repurchased	(8,474,046)	(12,524,337)	(452,550)	(1,346,183)	(489,550)	(1,318,382)
Net increase (decrease) in fund shares	2,292,611	19,990,437	(235,708)	(258,102)	(306,206)	80,619

The following information was previously reported in the March 31, 2018 financial statements. The distribution information for the period ended September 30, 2018 presented on the Statement of Changes is presented for comparative purposes to the March 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

(a)  For the year ended March 31, 2018, dividends and distributions to shareholders totaled the following for each Funds, respectively:

	From Net Investment Income	From Net Realized Gain from Investment Transactions
Buffalo Discovery Fund	$—	$(74,201,821)
Buffalo Dividend Focus Fund	$(741,876)	$(574,721)
Buffalo Emerging Opportunities Fund	$—	$(15,190,026)
Buffalo Flexible Income Fund	$(17,897,643)	$(23,400,423)
Buffalo Growth Fund	$(2,896,083)	$(35,204,302)

(b)  As of March 31, 2018, undistributed (distribution in excess of) net investment income(loss) totaled the following for each Funds, respectively:

Undistributed (distribution in excess of) net investment income (loss)
Buffalo Discovery Fund	$—
Buffalo Dividend Focus Fund	$33,501
Buffalo Emerging Opportunities Fund	$—
Buffalo Flexible Income Fund	$(287,003)
Buffalo Growth Fund	$(35,199)

The accompanying notes are an integral part of these financial statements.

	Buffalo Flexible Income Fund		Buffalo Growth Fund
	Six Months Ended September 30, 2018 (UNAUDITED)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (UNAUDITED)	Year Ended March 31, 2018
OPERATIONS:
Net investment income (loss)	$9,321,384	$17,052,376	$34,490	$2,353,997
Net realized gain on investment transactions	8,653,648	32,647,949	15,093,780	77,526,161
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	43,723,929	4,949,457	14,023,160	(39,540,427)
Net increase in net assets resulting from operations	61,698,961	54,649,782	29,151,430	40,339,731
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gain from investment transactions(a)	(13,068,160)	(41,298,066)	—	(38,100,385)
CAPITAL SHARE TRANSACTIONS:
Shares sold	15,563,346	45,642,534	5,021,238	15,871,765
Reinvested dividends and distributions	12,560,129	40,017,720	—	37,275,472
Shares issued	28,123,475	85,660,254	5,021,238	53,147,237
Redemptions	(73,022,449)	(198,380,348)	(29,116,332)	(178,079,701)
Net increase (decrease) from capital share transactions	(44,898,974)	(112,720,094)	(24,095,094)	(124,932,464)
Total increase (decrease) in net assets	3,731,827	(99,368,378)	5,056,336	(122,693,118)
NET ASSETS:(b)
Beginning of period	698,084,385	797,452,763	204,251,101	326,944,219
End of period	$701,816,212	$698,084,385	$209,307,437	$204,251,101
Fund share transactions:
Shares sold	995,041	2,996,751	154,448	500,709
Reinvested dividends and distributions	799,764	2,628,131	—	1,269,168
	1,794,805	5,624,882	154,448	1,769,877
Shares repurchased	(4,669,936)	(13,159,169)	(904,917)	(5,525,810)
Net increase (decrease) in fund shares	(2,875,131)	(7,534,287)	(750,469)	(3,755,933)

STATEMENTS OF CHANGES IN
NET ASSETS

	Buffalo High Yield Fund		Buffalo International Fund		Buffalo Large Cap Fund
	Six Months Ended September 30, 2018 (UNAUDITED)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (UNAUDITED)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (UNAUDITED)	Year Ended March 31, 2018
OPERATIONS:
Net investment income (loss)	$5,061,792	$9,735,597	$1,575,948	$1,038,974	$62,250	$221,630
Net realized gain on investment transactions	946,560	842,299	5,187,911	641,932	1,297,886	4,099,923
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	(880,365)	(3,025,094)	3,677,724	36,292,927	7,557,453	5,425,497
Net increase in net assets resulting from operations	5,127,987	7,552,802	10,441,583	37,973,833	8,917,589	9,747,050
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gain from investment transactions(a)	(5,070,039)	(11,215,031)	—	(914,680)	—	(3,671,701)
CAPITAL SHARE TRANSACTIONS:
Shares sold	13,148,160	48,065,535	26,310,094	78,887,134	2,777,846	17,122,313
Reinvested dividends and distributions	4,770,092	10,628,551	—	850,120	—	3,622,675
Shares issued	17,918,252	58,694,086	26,310,094	79,737,254	2,777,846	20,744,988
Redemptions	(42,400,209)	(59,743,044)	(18,602,913)	(42,207,639)	(9,451,625)	(15,676,911)
Net increase (decrease) from capital share transactions	(24,481,957)	(1,048,958)	7,707,181	37,529,615	(6,673,779)	5,068,077
Total increase (decrease) in net assets	(24,424,009)	(4,711,187)	18,148,764	74,588,768	2,243,810	11,143,426
NET ASSETS:(b)
Beginning of period	231,294,994	236,006,181	277,865,074	203,276,306	69,024,030	57,880,604
End of period	$206,870,985	$231,294,994	$296,013,838	$277,865,074	$71,267,840	$69,024,030
Fund share transactions:
Shares sold	1,194,623	4,276,421	1,694,631	5,407,820	88,414	605,095
Reinvested dividends and distributions	433,738	948,602	—	57,324	—	124,022
	1,628,361	5,225,023	1,694,631	5,465,144	88,414	729,117
Shares repurchased	(3,851,991)	(5,322,142)	(1,202,715)	(2,953,023)	(305,273)	(537,136)
Net increase (decrease) in fund shares	(2,223,630)	(97,119)	491,916	2,512,121	(216,859)	191,981

The following information was previously reported in the March 31, 2018 financial statements. The distribution information for the period ended September 30, 2018 presented on the Statement of Changes is presented for comparative purposes to the March 31, 2018 financial statements, which conform to the SEC Final Rule on Disclosure Update and Simplification which was effective November 5, 2018.

(a)  For the year ended March 31, 2018, dividends and distributions to shareholders totaled the following for each Funds, respectively:

	From Net Investment Income	From Net Realized Gain from Investment Transactions
Buffalo High Yield Fund	$(10,035,998)	$(1,179,033)
Buffalo International Fund	$(746,241)	$(168,439)
Buffalo Large Cap Fund	$(96,713)	$(3,574,988)
Buffalo Mid Cap Fund	$—	$(37,044,289)
Buffalo Small Cap Fund	$—	$(134,493,446)

(b)  As of March 31, 2018, undistributed (distribution in excess of) net investment income(loss) totaled the following for each Funds, respectively:

Undistributed (distribution in excess of) net investment income (loss)
Buffalo High Yield Fund	$264,893
Buffalo International Fund	$285,779
Buffalo Large Cap Fund	$221,630
Buffalo Mid Cap Fund	$(148,720)
Buffalo Small Cap Fund	$—

The accompanying notes are an integral part of these financial statements.

	Buffalo Mid Cap Fund		Buffalo Small Cap Fund
	Six Months Ended September 30, 2018 (UNAUDITED)	Year Ended March 31, 2018	Six Months Ended September 30, 2018 (UNAUDITED)	Year Ended March 31, 2018
OPERATIONS:
Net investment income (loss)	$(332,097)	$(364,899)	$(1,692,924)	$(3,559,621)
Net realized gain on investment transactions	8,692,680	48,583,841	66,440,458	138,305,873
Net unrealized appreciation/depreciation during the year on investments and translation of assets and liabilities in foreign currencies	3,840,069	(20,149,333)	50,524,980	(43,337,579)
Net increase in net assets resulting from operations	12,200,652	28,069,609	115,272,514	91,408,673
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gain from investment transactions(a)	—	(37,044,289)	—	(134,493,446)
CAPITAL SHARE TRANSACTIONS:
Shares sold	2,626,626	28,026,993	33,500,173	64,116,331
Reinvested dividends and distributions	—	36,688,053	—	132,040,755
Shares issued	2,626,626	64,715,046	33,500,173	196,157,086
Redemptions	(19,626,795)	(295,566,267)	(86,275,897)	(180,254,520)
Net increase (decrease) from capital share transactions	(17,000,169)	(230,851,221)	(52,775,724)	15,902,566
Total increase (decrease) in net assets	(4,799,517)	(239,825,901)	62,496,790	(27,182,207)
NET ASSETS:(b)
Beginning of period	155,586,792	395,412,693	535,819,640	563,001,847
End of period	$150,787,275	$155,586,792	$598,316,430	$535,819,640
Fund share transactions:
Shares sold	179,099	1,771,900	1,964,416	3,673,470
Reinvested dividends and distributions	—	2,691,714	—	9,000,733
	179,099	4,463,614	1,964,416	12,674,203
Shares repurchased	(1,334,145)	(18,565,346)	(5,034,323)	(10,826,595)
Net increase (decrease) in fund shares	(1,155,046)	(14,101,732)	(3,069,907)	1,847,608

FINANCIAL HIGHLIGHTS

BUFFALO DISCOVERY FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2018	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$24.52	$21.86	$19.30	$21.50	$20.53	$17.08
Income from investment operations:
Net investment loss	(0.02)	(0.04)	(0.02)	(0.03)	(0.05)	(0.08)
Net realized and unrealized gains (losses)	2.37	3.82	3.10	(0.69)	3.08	5.04
Total from investment operations	2.35	3.78	3.08	(0.72)	3.03	4.96
Less distributions from:
Net realized gain from investment transactions	—	(1.12)	(0.52)	(1.48)	(2.06)	(1.51)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—
Net asset value, end of period	$26.87	$24.52	$21.86	$19.30	$21.50	$20.53
Total return*	9.58%	17.35%	16.13%	(3.33%)	15.56%	29.54%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,140,184	$1,896,950	$1,254,238	$1,010,583	$774,187	$649,536
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment loss to average net assets**	(0.18%)	(0.20%)	(0.11%)	(0.18%)	(0.28%)	(0.47%)
Portfolio turnover rate*	34%	42%	51%	59%	52%	48%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO DIVIDEND FOCUS FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2018	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$16.28	$15.32	$13.20	$13.76	$12.25	$10.55
Income from investment operations:
Net investment income	0.14	0.19	0.18	0.16	0.13	0.16
Net realized and unrealized gains (losses)	1.66	1.11	2.22	(0.30)	2.16	2.08
Total from investment operations	1.80	1.30	2.40	(0.14)	2.29	2.24
Less distributions from:
Net investment income	(0.11)	(0.19)	(0.18)	(0.17)	(0.13)	(0.16)
Net realized gain from investment transactions	—	(0.15)	(0.10)	(0.26)	(0.65)	(0.38)
Total distributions	(0.11)	(0.34)	(0.28)	(0.43)	(0.78)	(0.54)
Paid-in capital from redemption fees (Note 5)	—	—	— (1)	0.01	— (1)	— (1)
Net asset value, end of period	$17.97	$16.28	$15.32	$13.20	$13.76	$12.25
Total return*	11.10%	8.51%	18.35%	(0.88%)	18.86%	21.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$61,300	$59,364	$59,795	$38,222	$41,116	$18,701
Ratio of expenses to average net assets**	0.94%	0.94%	0.95%	0.97%	0.94%	0.93%
Ratio of net investment income to average net assets**	1.58%	1.16%	1.34%	1.21%	1.04%	1.47%
Portfolio turnover rate*	7%	21%	26%	65%	62%	77%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO EMERGING OPPORTUNITIES FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2018	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2018	2017	2016	2015	2014(2)
Net asset value, beginning of period	$16.03	$15.78	$13.89	$17.85	$19.31	$13.86
Income from investment operations:
Net investment loss	(0.08)	(0.18)	(0.13)	(0.28)	(0.31)	(0.14)
Net realized and unrealized gains (losses)	2.57	3.55	3.25	(2.45)	0.06	5.59
Total from investment operations	2.49	3.37	3.12	(2.73)	(0.25)	5.45
Less distributions from:
Net realized gain from investment transactions	—	(3.12)	(1.23)	(1.23)	(1.25)	(0.05)
Paid-in capital from redemption fees (Note 5)	—	—	— (1)	— (1)	0.04	0.05
Net asset value, end of period	$18.52	$16.03	$15.78	$13.89	$17.85	$19.31
Total return*	15.53%	21.84%	22.99%	(15.47%)	(0.71%)	39.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$95,998	$87,969	$85,336	$114,270	$238,828	$525,856
Ratio of expenses to average net assets**	1.47%	1.48%	1.48%	1.47%	1.47%	1.48%
Ratio of net investment loss to average net assets**	(0.85%)	(1.10%)	(0.62%)	(1.19%)	(1.29%)	(1.36%)
Portfolio turnover rate*	21%	48%	95%	70%	19%	23%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

(2)  Effective June 3, 2013, the Fund name was changed to Buffalo Emerging Opportunities Fund. Prior to June 3, 2013 the Fund was known as the Buffalo Micro Cap Fund.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO FLEXIBLE INCOME FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2018	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.00	$14.74	$13.70	$14.53	$14.41	$13.54
Income from investment operations:
Net investment income	0.21	0.34	0.35	0.38	0.30	0.29
Net realized and unrealized gains (losses)	1.15	0.77	1.14	(0.70)	0.18	0.99
Total from investment operations	1.36	1.11	1.49	(0.32)	0.48	1.28
Less distributions from:
Net investment income	(0.29)	(0.36)	(0.38)	(0.41)	(0.30)	(0.28)
Net realized gain from investment transactions	—	(0.49)	(0.07)	(0.10)	(0.06)	(0.13)
Total distributions	(0.29)	(0.85)	(0.45)	(0.51)	(0.36)	(0.41)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—
Net asset value, end of period	$16.07	$15.00	$14.74	$13.70	$14.53	$14.41
Total return*	9.15%	7.57%	11.02%	(2.24%)	3.33%	9.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$701,816	$698,084	$797,453	$899,246	$1,350,945	$1,397,857
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment income to average net assets**	2.64%	2.27%	2.45%	2.72%	2.05%	2.06%
Portfolio turnover rate*	3%	2%	1%	5%	42%	13%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO GROWTH FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2018	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$29.83	$30.83	$28.86	$34.60	$35.45	$29.53
Income from investment operations:
Net investment income	0.01	0.39	0.23	0.18	0.19	0.15
Net realized and unrealized gains (losses)	4.49	4.58	3.36	(0.61)	3.63	8.02
Total from investment operations	4.50	4.97	3.59	(0.43)	3.82	8.17
Less distributions from:
Net investment income	—	(0.45)	(0.22)	(0.19)	(0.18)	(0.22)
Net realized gain from investment transactions	—	(5.52)	(1.40)	(5.12)	(4.49)	(2.03)
Total distributions	—	(5.97)	(1.62)	(5.31)	(4.67)	(2.25)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—
Net asset value, end of period	$34.33	$29.83	$30.83	$28.86	$34.60	$35.45
Total return*	15.09%	16.42%	12.88%	(0.96%)	11.32%	27.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$209,307	$204,251	$326,944	$395,511	$463,167	$616,043
Ratio of expenses to average net assets**	0.91%	0.91%	0.91%	0.91%	0.91%	0.91%
Ratio of net investment income to average net assets**	0.03%	0.90%	0.70%	0.52%	0.48%	0.44%
Portfolio turnover rate*	12%	32%	18%	42%	30%	37%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO HIGH YIELD FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2018	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.04	$11.21	$11.04	$11.71	$11.84	$11.67
Income from investment operations:
Net investment income	0.25	0.50	0.48	0.44	0.44	0.44
Net realized and unrealized gains (losses)	—	(0.15)	0.42	(0.48)	(0.03)	0.37
Total from investment operations	0.25	0.35	0.90	(0.04)	0.41	0.81
Less distributions from:
Net investment income	(0.25)	(0.47)	(0.47)	(0.46)	(0.42)	(0.46)
Net realized gain from investment transactions	—	(0.05)	(0.26)	(0.17)	(0.12)	(0.18)
Total distributions	(0.25)	(0.52)	(0.73)	(0.63)	(0.54)	(0.64)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—
Net asset value, end of period	$11.04	$11.04	$11.21	$11.04	$11.71	$11.84
Total return*	2.32%	3.20%	8.37%	(0.41%)	3.58%	7.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$206,871	$231,295	$236,006	$282,385	$255,987	$290,538
Ratio of expenses to average net assets**	1.02%	1.02%	1.02%	1.01%	1.02%	1.01%
Ratio of net investment income to average net assets**	4.57%	4.06%	4.27%	3.79%	3.71%	3.72%
Portfolio turnover rate*	14%	41%	40%	44%	25%	39%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO INTERNATIONAL FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2018	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.10	$12.80	$11.40	$11.93	$11.73	$10.28
Income from investment operations:
Net investment income	0.08	0.06	0.13	0.06	0.09	0.04
Net realized and unrealized gains (losses)	0.49	2.29	1.39	(0.54)	0.18	1.43
Total from investment operations	0.57	2.35	1.52	(0.48)	0.27	1.47
Less distributions from:
Net investment income	—	(0.04)	(0.12)	(0.05)	(0.07)	(0.02)
Net realized gain from investment transactions	—	(0.01)	—	—	—	—
Total distributions	—	(0.05)	(0.12)	(0.05)	(0.07)	(0.02)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—
Net asset value, end of period	$15.67	$15.10	$12.80	$11.40	$11.93	$11.73
Total return*	3.84%	18.40%	13.46%	(4.02%)	2.32%	14.31%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$296,014	$277,865	$203,276	$234,446	$256,608	$225,299
Ratio of expenses to average net assets**	1.03%	1.03%	1.04%	1.04%	1.05%	1.07%
Ratio of net investment income to average net assets**	1.09%	0.42%	1.02%	0.52%	0.77%	0.38%
Portfolio turnover rate*	9%	13%	4%	7%	21%	15%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO LARGE CAP FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2018	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$29.08	$26.53	$23.09	$25.09	$23.34	$21.89
Income from investment operations:
Net investment income	0.04	0.09	0.08	0.09	0.05	0.06
Net realized and unrealized gains (losses)	3.92	4.01	4.18	(0.47)	4.51	4.94
Total from investment operations	3.96	4.10	4.26	(0.38)	4.56	5.00
Less distributions from:
Net investment income	—	(0.04)	(0.13)	(0.04)	(0.05)	(0.08)
Net realized gain from investment transactions	—	(1.51)	(0.69)	(1.58)	(2.76)	(3.47)
Total distributions	—	(1.55)	(0.82)	(1.62)	(2.81)	(3.55)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—
Net asset value, end of period	$33.04	$29.08	$26.53	$23.09	$25.09	$23.34
Total return*	13.62%	15.41%	18.67%	(1.56%)	20.29%	23.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71,268	$69,024	$57,881	$47,794	$44,013	$32,111
Ratio of expenses to average net assets**	0.93%	0.93%	0.95%	0.94%	0.96%	0.97%
Ratio of net investment income to average net assets**	0.18%	0.33%	0.34%	0.41%	0.23%	0.21%
Portfolio turnover rate*	7%	40%	41%	62%	30%	45%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO MID CAP FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2018	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$13.99	$15.68	$15.04	$18.68	$19.27	$17.94
Income from investment operations:
Net investment loss	(0.03)	(0.03)	(0.01)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gains (losses)	1.17	1.77	1.85	(1.62)	1.87	4.45
Total from investment operations	1.14	1.74	1.84	(1.64)	1.83	4.41
Less distributions from:
Net investment income	—	—	—	— (1)	— (1)	— (1)
Net realized gain from investment transactions	—	(3.43)	(1.20)	(2.00)	(2.42)	(3.08)
Total distributions	—	(3.43)	(1.20)	(2.00)	(2.42)	(3.08)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—
Net asset value, end of period	$15.13	$13.99	$15.68	$15.04	$18.68	$19.27
Total return*	8.22%	11.69%	12.94%	(8.83%)	10.43%	25.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$150,787	$155,587	$395,413	$458,635	$566,302	$620,255
Ratio of expenses to average net assets**	1.02%	1.01%	1.01%	1.01%	1.01%	1.01%
Ratio of net investment loss to average net assets**	(0.43%)	(0.13%)	(0.09%)	(0.10%)	(0.18%)	(0.20%)
Portfolio turnover rate*	15%	51%	51%	46%	12%	45%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

BUFFALO SMALL CAP FUND

The following tables are intended to help you understand the Fund's financial performance. The information reflects financial results for the Fund held for the periods shown. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	For the Six Months Ended September 30, 2018	Years Ended March 31,
Condensed data for a share of capital stock outstanding throughout the period.	(UNAUDITED)	2018	2017	2016	2015	2014
Net asset value, beginning of period	$15.00	$16.61	$16.64	$32.83	$36.02	$30.93
Income from investment operations:
Net investment loss	(0.05)	(0.09)	(0.13)	(0.20)	(0.24)	(0.16)
Net realized and unrealized gains (losses)	3.37	2.92	3.19	(3.60)	0.31	8.44
Total from investment operations	3.32	2.83	3.06	(3.80)	0.07	8.28
Less distributions from:
Net realized gain from investment transactions	—	(4.44)	(3.09)	(12.39)	(3.26)	(3.19)
Paid-in capital from redemption fees(1) (Note 5)	—	—	—	—	—	—
Net asset value, end of period	$18.32	$15.00	$16.61	$16.64	$32.83	$36.02
Total return*	22.13%	17.65%	24.51%	(13.28%)	0.56%	26.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$598,316	$535,820	$563,002	$961,411	$3,005,980	$3,803,381
Ratio of expenses to average net assets**	1.01%	1.01%	1.01%	1.01%	1.00%	1.00%
Ratio of net investment loss to average net assets**	(0.58%)	(0.64%)	(0.52%)	(0.61%)	(0.63%)	(0.45%)
Portfolio turnover rate*	29%	49%	45%	41%	17%	22%

*  Not annualized for periods less than one full year.

**  Annualized for periods less than one full year.

(1)  Less than $0.01 per share.
The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Discovery Fund, Buffalo Dividend Focus Fund, Buffalo Emerging Opportunities Fund, Buffalo Flexible Income Fund, Buffalo Growth Fund, Buffalo High Yield Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, and Buffalo Small Cap Fund) (the "Funds") are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The investment objective of the Buffalo Discovery Fund, Buffalo Emerging Opportunities Fund, Buffalo Growth Fund, Buffalo International Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund and Buffalo Small Cap Fund is long-term growth of capital. The investment objectives of the Buffalo Flexible Income Fund, the Buffalo Dividend Focus Fund and the Buffalo High Yield Fund are current income, with long-term growth of capital as a secondary objective.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") Topic 946 "Financial Services — Investment Companies."

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION — Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the net asset value ("NAV") has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of September 30, 2018, none of the Funds held fair valued securities. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo International Fund uses a fair value pricing service approved by the Funds' Board which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the New York Stock Exchange ("NYSE"). As of September 30, 2018, the Buffalo International Fund held 58 fair valued securities, with a market value of $202,417,746 or 68.38% of total net assets.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds' investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds' corporate bond valuation policies.

In accordance with FASB ASC 820, Fair Value Measurements ("ASC 820"), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds' investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 — Valuations based on significant unobservable inputs (including a Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management ("Advisor"), along with any other relevant factors in the calculation of an investment's fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in Note 9 — Foreign Investment Risk.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of September 30, 2018. These assets are measured on a recurring basis.

BUFFALO DISCOVERY FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,969,687,093	$—	$—	$1,969,687,093
REITS	36,917,069	—	—	36,917,069
Short Term Investment	133,776,447	—	—	133,776,447
Total*	$2,140,380,609	$—	$—	$2,140,380,609

BUFFALO DIVIDEND FOCUS FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$56,830,514	$—	$—	$56,830,514
REITS	1,683,568	—	—	1,683,568
Short Term Investment	2,849,990	—	—	2,849,990
Total*	$61,364,072	$—	$—	$61,364,072

BUFFALO EMERGING OPPORTUNIES FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$87,700,415	$—	$—	$87,700,415
REIT	2,884,238	—	—	2,884,238
Short Term Investment	7,006,753	—	—	7,006,753
Total*	$97,591,406	$—	$—	$97,591,406

BUFFALO FLEXIBLE INCOME FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$624,300,093	$—	$—	$624,300,093
REITS	16,532,594	—	—	16,532,594
Convertible Bonds	—	12,740,323	—	12,740,323
Corporate Bonds	—	30,364,793	—	30,364,793
Short Term Investment	17,643,488	—	—	17,643,488
Total*	$658,476,175	$43,105,116	$—	$701,581,291
Written Options	$172,975	39,250	—	$212,225

BUFFALO GROWTH FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$199,941,144	$—	$—	$199,941,144
REITS	4,465,754	—	—	4,465,754
Short Term Investment	4,164,701	—	—	4,164,701
Total*	$208,571,599	$—	$—	$208,571,599

BUFFALO HIGH YIELD FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,309,589	$—	$—	$2,309,589
REIT	1,086,000	—	—	1,086,000
Convertible Bonds	—	17,163,861	—	17,163,861
Corporate Bonds	—	136,636,567	—	136,636,567
Bank Loans	—	40,357,515	—	40,357,515
Short Term Investment	6,833,702	—	—	6,833,702
Total*	$10,229,291	$194,157,943	$—	$204,387,234

BUFFALO INTERNATIONAL FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$69,526,671	$202,417,746	$—	$271,944,417
Short Term Investments	27,480,704	—	—	27,480,704
Total*	$97,007,375	$202,417,746	$—	$299,425,121

BUFFALO LARGE CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$66,653,518	$—	$—	$66,653,518
REIT	1,649,744	—	—	1,649,744
Short Term Investment	2,876,227	—	—	2,876,227
Total*	$71,179,489	$—	$—	$71,179,489

BUFFALO MID CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$145,857,446	$—	$—	$145,857,446
REIT	2,488,685	—	—	2,488,685
Short Term Investment	1,586,079	—	—	1,586,079
Total*	$149,932,210	$—	$—	$149,932,210

BUFFALO SMALL CAP FUND

	Level 1	Level 2	Level 3	Total
Common Stocks	$569,392,047	$—	$—	$569,392,047
REITS	23,146,776	—		23,146,776
Short Term Investment	5,516,228	—	—	5,516,228
Total*	$598,055,051	$—	$—	$598,055,051

*  Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

The following is a reconciliation of the Buffalo High Yield Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended September 30, 2018:

Fair Value Measurement Using Significant Unobservable Inputs (Level 3)	Investments in Securities Period Ended September 30, 2018
Fair Value as of 3/31/2018	$260,625
Total unrealized losses included in earnings	(3,125)
Transfer out of Level 3	(257,500)
Fair Value as of 9/30/2018	$—
The amount of total gains or losses for the period included in net increase (decrease) in net asset applicable to outstanding shares attributed to the change in unrealized gains or losses relating to assets still held at the reporting date	$(3,125)

The Level 3 amount from March 31, 2018 consisted of one corporate bond security that was fair valued in good faith, using significant unobservable inputs, by the Valuation Committee. The transfer out of Level 3 of this security was due to the security being priced by the pricing vendor when it resumed trading.

B. FEDERAL INCOME TAXES — Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

At March 31, 2018, the Funds did not have any tax positions that did not meet the "more likely-than-not" threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

The Funds have analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Open tax years include the tax years ended March 31, 2015 through March 31, 2018. The Funds have no examinations in progress.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS — Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles ("GAAP"). These differences are primarily due to differing treatments for premium amortization on debt securities, deferral of late year and wash sale losses, and partnership investment income.

E. USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION — Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS — Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund's maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Funds did not hold any written put options as of September 30, 2018.

The premium that a Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes ("NBBO"). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Funds' fair valuation guidelines.

The Funds may use options with the objective to generate income as a non-principal investment strategy. Currently, the Buffalo Flexible Income Fund makes use of the options strategy to a greater extent than the other Funds because income generation is a primary investment objective of the Buffalo Flexible Income Fund. The primary strategy used by Buffalo Flexible Income Fund to achieve income generation through the use of options is to write covered calls with the strike price above the cost basis and the value the portfolio managers believe will be achieved before the expiration of the option and also at a value that the portfolio managers are willing to sell if the option is exercised. The collected premiums generate income for the Fund, and if the option is exercised, a gain will also be achieved. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Funds. See Note 8 for written option activity.

H. INDEMNIFICATIONS — Under the Funds' organizational documents, officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

I. RECENT ACCOUNTING PRONOUNCEMENTS — In August 2018, the U.S. Securities and Exchange Commission approved amendments to eliminate, update or modify certain disclosure requirements required of registered investment companies. In part, these amendments amend Regulation S-X and require presentation of distributable earnings on the Statement of Assets and Liabilities in total rather than disclosing the three components of distributable earnings (undistributed net investment income, undistributed realized gain and net unrealized appreciation (depreciation) on investments). An additional amendment to Regulation S-X amends the requirement to state separately on the Statement of Changes in Net Assets distributions to shareholders from net investment income, net realized gain and other sources and rather disclose distributions to shareholders in total, except for return of capital, which should be disclosed separately. These updates have been incorporated in the Funds' financial statements and have no impact on each of the Fund's net assets or results of operations.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. These updates have been incorporated in the Funds' financial statements and have no impact on each of the Fund's net assets or results of operations. The Funds adopted the removed and modified disclosures in the Funds' financial statements and have elected to delay the adoption of additional disclosures until their effective date.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the six months ended September 30, 2018 and the year ended March 31, 2018 were as follows:

	Six Months Ended September 30, 2018		Year Ended March 31, 2018
	Ordinary Income	Long-Term Capital Gains*	Ordinary Income	Long-Term Capital Gains*
Buffalo Discovery Fund	$—	$—	$—	$74,201,821
Buffalo Dividend Focus Fund	390,885	—	741,876	574,721
Buffalo Emerging Opportunities Fund	—	—	—	15,190,026
Buffalo Flexible Income Fund	13,068,160	—	17,897,643	23,400,423
Buffalo Growth Fund	—	—	2,896,083	35,204,302
Buffalo High Yield Fund	5,070,039	—	10,035,998	1,179,033
Buffalo International Fund	—	—	746,241	168,439
Buffalo Large Cap Fund	—	—	96,713	3,574,988
Buffalo Mid Cap Fund	—	—	—	37,044,289
Buffalo Small Cap Fund	—	—	—	134,493,446

*  The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3)(C), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax period ended March 31, 2018.

Distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short-term capital gain distributions to ordinary distributions for tax purposes.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2018, the following table shows the reclassifications made:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Buffalo Discovery Fund	$3,092,840	$(13,088,650)	$9,995,810
Buffalo Dividend Focus Fund	13,695	(166,095)	152,400
Buffalo Emerging Opportunities Fund	991,080	(2,122,832)	1,131,752
Buffalo Flexible Income Fund	674,187	(3,731,656)	3,057,469
Buffalo Growth Fund	176,242	(20,781,540)	20,605,298

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Buffalo High Yield Fund	$98,077	$(240,928)	$142,851
Buffalo International Fund	(36,899)	256,668	(219,769)
Buffalo Large Cap Fund	(6)	(470,192)	470,198
Buffalo Mid Cap Fund	216,179	(44,337,048)	44,120,869
Buffalo Small Cap Fund	3,559,621	(31,489,562)	27,929,941

The permanent differences primarily relate to foreign currency adjustments, sale of discount bonds, partnership adjustments, net operating losses, expiration of capital loss carryover and utilization of earnings and profit distributions to shareholders on redemption of shares.

As of March 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
Tax cost of Investments(a)	$1,518,666,440	$45,277,259	$71,336,222	$535,526,341	$129,811,735
Unrealized Appreciation	429,819,734	15,161,977	20,605,866	193,345,731	77,198,991
Unrealized Depreciation	(54,789,031)	(1,248,411)	(3,640,495)	(32,027,023)	(2,599,486)
Net unrealized appreciation	375,030,703	13,913,566	16,965,371	161,318,708	74,599,505
Undistributed Ordinary Income	12,334,576	77,766	117,120	—	—
Undistributed Long Term Capital Gain	29,295,000	426,850	—	11,597,386	30,509,310
Distributable earnings	41,629,576	504,616	117,120	11,597,386	30,509,310
Other accumulated gain/(loss)	—	—	—	(14,632)	(14,256)
Total accumulated gain/(loss)	416,660,279	14,418,182	17,082,491	172,901,462	105,094,559
	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
Tax cost of Investments(a)	$221,308,046	$199,846,985	$49,986,746	$107,870,252	$403,992,957
Unrealized Appreciation	7,541,039	82,808,140	20,113,822	50,807,279	150,229,603
Unrealized Depreciation	(1,660,834)	(5,569,081)	(1,621,366)	(2,558,250)	(20,646,120)
Net unrealized appreciation	5,880,205	77,239,059	18,492,456	48,249,029	129,583,483
Undistributed Ordinary Income	350,610	285,779	722,691	—	2,487,264
Undistributed Long Term Capital Gain	—	—	1,790,439	—	61,358,575
Distributable earnings	350,610	285,779	2,513,130	—	63,845,839
Other accumulated gain/(loss)	(176,507)	20,759	—	(148,720)	—
Total accumulated gain/(loss)	6,054,308	77,545,597	21,005,586	48,100,309	193,429,322

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales, premium amortization, and publicly traded partnership investments.

Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, qualified late year losses, and/or unrealized gain/(loss) on derivative positions.

(a)  Represents cost for federal income tax purposes and may differ from the cost for financial reporting purposes.

The following Funds utilized the amounts below of prior year capital loss carryover in the year ended March 31, 2018.

Buffalo International Fund	$623,746

As of March 31, 2018, the Buffalo Funds had no accumulated net realized loss on sales of investments and losses to deferred for federal income tax purposes which are available to offset future taxable gains.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of their fiscal year, March 31, 2018. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, March 31, 2018.

At March 31, 2018, the following Funds deferred, on a tax basis, qualified late year losses, consisting of ordinary and capital losses, as follows:

	Qualified Late Year Ordinary Losses	Qualified Late Year Capital Losses
Buffalo Growth Fund	$14,256	$—
Buffalo High Yield Fund	$—	$176,507
Buffalo Mid Cap Fund	$148,720	$—

For the year ended March 31, 2018, the Buffalo International Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

BUFFALO INTERNATIONAL FUND

Country	Gross Dividend	Taxes Withheld
Belgium	$76,991	$12,044
Bermuda	88,837	—
Brazil	41,768	3,339
Canada	58,840	10,231
Chile	7,556	—
Finland	41,089	6,163
France	519,055	92,143
Germany	911,071	140,586
Hong Kong	59,994	3,522
India	26,486	1,031
Ireland	78,808	—
Italy	37,309	5,596
Japan	232,872	23,287
Netherlands	167,429	25,114
Norway	98,939	14,841
Singapore	120,606	—
South Korea	46,867	9,641
Spain	67,594	10,277
Switzerland	436,108	38,973
Taiwan	185,673	37,135
United Kingdom	468,990	—
	$3,772,882	$433,923

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to Kornitzer Capital Management, Inc. ("KCM") at the rate of 1.00% per annum of the average daily net asset values of the Funds, except for the Buffalo Emerging Opportunities Fund, Buffalo Dividend Focus Fund, Buffalo Growth Fund and Buffalo Large Cap Fund which have a management fee rate of 1.45%, 0.90%, 0.90% and 0.90%, respectively. The management fees are for services which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, trustees and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC ("USBFS"), KCM pays USBFS a fee of 30/100 of 1% (0.30%) of each Funds' average daily net assets out of the fees KCM receives from the Funds, except for the Buffalo Dividend Focus Fund, Buffalo Growth Fund and the Buffalo Large Cap Fund, where USBFS receives 25/100 of 1% (0.25%). USBFS provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of USBFS.

With respect to the Buffalo Small Cap Fund only, the annual management fee rate of one percent (1.00%) of the Buffalo Small Cap Fund's average daily net assets is a base fee paid to KCM that is subject to reduced fees paid on assets in excess of certain levels (breakpoints). The fee paid by KCM to USBFS is also subject to breakpoints on assets in excess of certain levels. The breakpoint schedules for the management fees paid by the Buffalo Small Cap Fund to KCM and the fees paid by KCM to USBFS are set forth in the following table:

BUFFALO SMALL CAP FUND FEE BREAKPOINTS

	(As a % Of Average Daily Net Assets)
Asset Level	Management Fee	USBFS Fee
Assets up to $6 billion	1.00%	0.300%
Assets over $6 billion up to $7 billion	0.95%	0.275%
Assets over $7 billion up to $8 billion	0.90%	0.250%
Assets over $8 billion up to $9 billion	0.85%	0.225%
Assets over $9 billion	0.80%	0.200%

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds and their shares, insurance, certain trustee expenses and the cost of qualifying the Funds' shares for sale in any jurisdiction. Certain officers of the Funds are also officers and/or directors of KCM.

The Buffalo International Fund incurred $31,820 in custody fees during the period ended September 30, 2018, and owed $4,316 for custody fees as of September 30, 2018.

4. AGGREGATE COMPENSATION TO TRUSTEES:

The Funds do not directly compensate any of their trustees. USBFS pays trustee fees to non-interested Board members from its share of the management fee that it receives from KCM. The aggregate compensation paid to the Funds' non-interested trustees for their service on the Funds' Board for the period ended September 30, 2018 was $156,500. Interested trustees who are affiliated with KCM do not receive any compensation from the Funds, but are compensated directly by KCM.

5. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the six months ended September 30, 2018, were as follows:

	Buffalo Discovery Fund	Buffalo Dividend Focus Fund	Buffalo Emerging Opportunities Fund	Buffalo Flexible Income Fund	Buffalo Growth Fund
Purchases	$667,487,355	$4,020,360	$17,847,455	$17,912,658	$24,124,018
Proceeds from Sales	$644,951,548	$5,420,204	$19,721,958	$71,266,919	$50,522,320
	Buffalo High Yield Fund	Buffalo International Fund	Buffalo Large Cap Fund	Buffalo Mid Cap Fund	Buffalo Small Cap Fund
Purchases	$28,693,664	$31,828,662	$4,512,859	$22,487,761	$161,229,864
Proceeds from Sales	$49,794,352	$22,068,271	$11,174,030	$39,588,536	$212,741,182

There were no purchases or sales of long-term U.S. government securities for any Funds during the period ended September 30, 2018.

6. TRANSACTIONS WITH AFFILIATES:

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the six months ended September 30, 2018.

7. OPTIONS WRITTEN:

FASB ASC 815, Derivatives and Hedging (ASC 815) is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds' financial position and results of operations. The Buffalo Flexible Income Fund is the only Fund that has maintained any positions in derivative instruments or engaged in hedging activities during the six months ended September 30, 2018. For the six months ended September 30, 2018, the quarterly average gross notional amount of derivatives held by the Fund was $17,943,380, representing holdings in written options. The Fund utilizes these written options as a substitute for a comparable market position in the respective underlying security of the written options.

As of September 30, 2018, the Buffalo Flexible Income Fund was invested in written option contracts.

The following is a summary of the location of derivative investments on the Fund's Statement of Assets and Liabilities as of September 30, 2018:

Derivative Investment Type	Value
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$212,225

The following is a summary of the effect of derivative investments on Realized Gain (loss) and Change in Unrealized Appreciation/Depreciation on Options in the Funds as of September 30, 2018:

Derivative Investment Type	Realized Gain (Loss) on Options
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$553,809
Derivative Investment Type	Change in Unrealized Appreciation/Depreciation on Options
Liability Derivatives
Buffalo Flexible Income Fund
Written Options — equity contracts	$591

The following tables present derivative assets and liabilities net of amounts available for offset under Master Netting Agreements (MNA) and net of related collateral received or pledged, if any, as of September 30, 2018:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES AND SUBJECT TO MNAs

	Gross	Gross Amounts Offset In The	Net Amounts Presented In	Gross Amounts Not Offset In The Statement Of Financial Position
Liabilities:	Amounts Of Recognized Liabilities	Statement Of Financial Position	The Statement Of Financial Position	Financial Instruments	Collateral Pledged/ Received	Net Amount
Description
Written Options	$212,225	$—	$212,225	$212,225	$—	$—
	$212,225	$—	$212,225	$212,225	$—	$—

8. FOREIGN INVESTMENT RISK:

When the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo International Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo International Fund's assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

9. LINE OF CREDIT:

U.S. Bank, N.A. has made available to the Funds an unsecured line of credit pursuant to a Loan Agreement for the Funds which matures, unless renewed, on July 30, 2019. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds may borrow up to the lesser of $50,000,000 or certain percentage amounts based on the net assets of the Funds.

The interest rate paid by the Funds on outstanding borrowings is equal to the Prime Rate. During the six-months ended September 30, 2018, the Funds did not borrow from the line of credit.

10. SUBSEQUENT EVENTS:

Management has evaluated the events and transactions that have occurred after September 30, 2018 and through the date the financial statements were issued and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosures.

NOTICE TO SHAREHOLDERS

SEPTEMBER 30, 2018 (UNAUDITED)

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment advisor, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-Q on the SEC's website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the SEC's Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

PRIVACY POLICY

This Privacy Policy has been adopted by the Buffalo Funds. The Funds are each an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act").

This Privacy Policy has also been adopted by KCM, an investment advisor registered with the Securities and Exchange Commission that serves as the investment advisor and manager of the Funds.

The Funds and the Adviser are collectively referred to as the "Companies," "we," "our" or "us."

As a part of providing you services and products we collect non-public personally identifiable information ("Personal Information") about you. Some of this is information you provide and some is obtained from other sources. In some circumstances, a necessary part of providing products and services to you requires that we disclose Personal Information about you to third parties.

We want you to understand how we handle your Personal Information. Please read the Privacy Policy carefully. It has information about our policies for the collection, use, disclosure, and protection of your Personal Information. If you have any questions, you can obtain additional information from the following:

Buffalo Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
www.buffalofunds.com
1-800-492-8332

Please be aware that we periodically update or revise the Privacy Policy. As methods of doing business change, we reflect any applicable changes in our Privacy Policy. If you are our customer, we will send you an update as and when it occurs.

SALE/DISCLOSURE OF YOUR PERSONAL INFORMATION

We promise that we will not sell your Personal Information to any person.

Also, we will not disclose your Personal Information to any third person aside from the disclosures described below. These disclosures generally relate to marketing or maintaining products or services provided to you.

WHAT INFORMATION DO WE COLLECT?

Personal, Financial and Product Information

To be able to offer, provide and maintain these products and services, the Companies collect a variety of Personal Information about you. The Personal Information we collect will vary depending upon the product or service you select.

The following is a general list of the Personal Information. Not all of the Personal Information will be collected every time you do business with us.

Personal Information

•  Name

•  Address

•  Birthdate

•  Phone number

•  Social Security Number

•  E-mail address

•  Product-Related Personal Information

•  Product Activity History (things you have done with your mutual funds such as deposits, transfers, redemptions, etc.)

GENERAL PRIVACY PROCESSES

How do we collect Personal Information?

We use a variety of methods to collect Personal Information. We collect Personal Information directly from you with paper forms (for example, new account and other administrative forms), over the phone or through facsimile transmissions. We also collect Personal Information from our web site and through other electronic means. We collect some Personal Information through joint marketing programs where we offer a product or service through another financial institution. In some of these instances, you may be considered a customer of both entities.

Who has access to this Personal Information?

Generally, only the Companies' staff and certain companies working on the Companies' behalf have access to this Personal Information.

Those Working on Our Behalf

Depending on the product or service you select, there may be a number of third parties that will have access to your Personal Information since they are working on our behalf. This access is necessary because these third parties perform a task or provide administrative services for the product you seek or have purchased from us. If we do not share the Personal Information, we cannot provide you the product or service you requested. In certain cases, affiliates are the entities performing such services on our behalf.

When we share Personal Information with non-affiliated companies working on our behalf, we protect your Personal Information by requiring such companies to adopt our privacy policy or have a policy providing protection similar to ours.

Required Disclosures

Certain Personal Information may also be disclosed to third parties without your consent if disclosure is necessary to comply with: 1) legal processes; 2) to protect the rights, property, or personal safety of the Funds, their shareholders or the public; 3) as part of inspections or examinations conducted by our regulatory agencies; and 4) in other situations required by law.

Joint Marketing

In certain circumstances, the Companies may jointly market a product or service with another financial institution. In these circumstances, we have arranged to offer our products through these entities and their representatives or through electronic systems (for example, the Internet).

The Companies may make other disclosures authorized by law.

Requested Disclosures

We will disclose your Personal Information if you request it to those persons that you designate. Examples of this are to: members of your family; registered investment advisors, attorneys and CPAs who you have retained to advise you in a transaction; and persons whom you have designated to represent you in dealings with us.

What do we do with the Personal Information?

The Companies make use of the Personal Information to provide you with the financial products and services that we offer.

At the point that you cease being a customer, we will maintain your Personal Information and handle it just the same as our current customers.

The Companies restrict access to the Personal Information to those who need to know it for ordinary business purposes. We also maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Personal Information.

What are your options regarding corrections of Personal Information?

Generally, upon your written request, we will make available Personal Information for your review. Please note, Personal Information collected that relates to a disputed claim or legal proceeding will not be made available. If you notify us that the Personal Information is incorrect, we will review it and if we agree, correct our records. If we do not agree, you may submit a short comment, which we will include in future third party disclosures, if any occur, of Personal Information.

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1-800-49-BUFFALO

(1-800-492-8332)

Buffalo Funds

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

www.buffalofunds.com

Buffalofundsemi

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

2

Item 11. Controls and Procedures.

(a)         The registrant’s Principal Executive Officer and Principal Financial Officer has reviewed and evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Officer and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the registrant and by the registrant’s service providers.

(b)         There were no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed on June 30, 2017.

(2) Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3) Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Buffalo Funds

By	/S/Clay E. Brethour
Clay E. Brethour, President and Treasurer

Date	December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/Clay E. Brethour
Clay E. Brethour, President and Treasurer

Date	December 4, 2018

4